                                                                EXHIBIT 10.108

                                                                EXECUTION COPY

--------------------------------------------------------------------------------

                       NATIONAL AUTO FINANCE 1999-1 TRUST

                7.26% Class A Automobile Receivables - Backed Notes

               11.13% Class B Automobile Receivables - Backed Notes

                        ----------------------------------



                                    INDENTURE

                          Dated as of September 1, 1999


                        ----------------------------------

                          HARRIS TRUST AND SAVINGS BANK

                  Indenture Trustee and Trust Collateral Agent






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




                               TABLE OF CONTENTS

                                   ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE






Section 1.1    Definitions ..................................................................      2
Section 1.2    Rules of Construction ........................................................      9
Section 1.3    Action by or Consent of Noteholders ..........................................      9
Section 1.4    Material Adverse Effect ......................................................      9


                                   ARTICLE II

                                   THE NOTES

Section 2.1    Form .........................................................................      9
Section 2.2    Execution, Authentication and Delivery .......................................     10
Section 2.3    Temporary Notes ..............................................................     10
Section 2.4    Registration; Registration of Transfer and Exchange ..........................     11
Section 2.5    Mutilated, Destroyed, Lost or Stolen Notes ...................................     13
Section 2.6    Persons Deemed Owner .........................................................     14
Section 2.7    Payment of Principal and Interest; Defaulted Interest ........................     14
Section 2.8    Cancellation .................................................................     15
Section 2.9    Release of Collateral ........................................................     15


                                  ARTICLE III

                                   COVENANTS

Section 3.1    Payment of Principal and Interest ...........................................      15
Section 3.2    Maintenance of Office or Agency .............................................      16
Section 3.3    Money for Payments to be Held in Trust ......................................      16
Section 3.4    Existence ...................................................................      17
Section 3.5    Protection of Trust Property ................................................      18
Section 3.6    Opinions as to Trust Property ...............................................      18
Section 3.7    Performance of Obligations; Servicing of Receivables ........................      19
Section 3.8    Negative Covenants ..........................................................      20
Section 3.9    Annual Statement as to Compliance ...........................................      20
Section 3.10   Trust May Not Consolidate ...................................................      21
Section 3.11   [Reserved] ..................................................................      21
Section 3.12   No Other Business ...........................................................      21
Section 3.13   No Borrowing ................................................................      21

Section 3.14   Servicer's Obligations ......................................................      21
Section 3.15   Guarantees, Loans, Advances and Other Liabilities ...........................      21
Section 3.16   Capital Expenditures ........................................................      21
Section 3.17   Compliance with Laws ........................................................      21
Section 3.18   Restricted Payments .........................................................      21
Section 3.19   Notice of Events of Default .................................................      22
Section 3.20   Further Instruments and Acts ................................................      22
Section 3.21   Amendments of Sale and Servicing Agreement and Trust Agreement ..............      22
Section 3.22   Income Tax Characterization .................................................      22
Section 3.23   Year 2000 ...................................................................      23


                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE


Section 4.1    Satisfaction and Discharge of Indenture .....................................      23
Section 4.2    Application of Trust Money ..................................................      24
Section 4.3    Repayment of Monies Held by Note Paying Agent ...............................      24


                                   ARTICLE V

                                    REMEDIES

Section 5.1    Events of Default ...........................................................      25
Section 5.2    Rights Upon Event of Default ................................................      27
Section 5.3    Collection of Indebtedness and Suits for Enforcement by Indenture
                    Trustee ................................................................      28
Section 5.4    Remedies ....................................................................      30
Section 5.5    Optional Preservation of the Receivables ....................................      31
Section 5.6    Priorities ..................................................................      32
Section 5.7    Limitation of Suits .........................................................      33
Section 5.8    Unconditional Rights of Noteholders To Receive Principal and Interest .......      34
Section 5.9    Restoration of Rights and Remedies ..........................................      34
Section 5.10   Rights and Remedies Cumulative ..............................................      34
Section 5.11   Delay or Omission Not a Waiver ..............................................      34
Section 5.12   Control by Noteholders ......................................................      34
Section 5.13   Waiver of Past Defaults .....................................................      35
Section 5.14   Undertaking for Costs .......................................................      35
Section 5.15   Waiver of Stay or Extension Laws ............................................      36
Section 5.16   Action on Notes .............................................................      36
Section 5.17   Performance and Enforcement of Certain Obligations ..........................      36
Section 5.18   Subrogation .................................................................      36
Section 5.19   Preference Claims ...........................................................      37
Section 5.20   Optional Purchase of Class A Notes ..........................................      38

                                   ARTICLE VI

              THE INDENTURE TRUSTEE AND THE TRUST COLLATERAL AGENT

Section 6.1    Duties of Indenture Trustee .................................................      38
Section 6.2    Rights of Indenture Trustee and the Trust Collateral Agent ..................      40
Section 6.3    Individual Rights of Indenture Trustee ......................................      41
Section 6.4    Indenture Trustee's Disclaimer ..............................................      42
Section 6.5    Notice of Defaults ..........................................................      42
Section 6.6    Reports by Indenture Trustee to Holders .....................................      42
Section 6.7    Compensation and Indemnity ..................................................      42
Section 6.8    Replacement of Indenture Trustee ............................................      43
Section 6.9    Successor Indenture Trustee by Merger .......................................      44
Section 6.10   Appointment of Co-Indenture Trustee or Separate Indenture Trustee ...........      44
Section 6.11   Eligibility: Disqualification ...............................................      46
Section 6.12   [Reserved] ..................................................................      46
Section 6.13   Appointment and Powers ......................................................      46
Section 6.14   Performance of Duties .......................................................      46
Section 6.15   Limitation on Liability .....................................................      46
Section 6.16   Reliance Upon Documents .....................................................      47
Section 6.17   Successor Trust Collateral Agent ............................................      47
Section 6.18   Compensation ................................................................      48
Section 6.19   Representations and Warranties of the Indenture Trustee and the Trust
                Collateral Agent ...........................................................      49
Section 6.20   Waiver of Setoffs ...........................................................      49
Section 6.21   Control by the Controlling Party ............................................      49


                                   ARTICLE VII

                         NOTEHOLDERS' LISTS AND REPORTS

Section 7.1    Trust To Furnish To Indenture Trustee Names and Addresses of
                 Noteholders ................................................................     50
Section 7.2    Preservation of Information; Communications to Noteholders ...................     50
Section 7.3    Reports ......................................................................     50

                                  ARTICLE VIII

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

Section 8.1    Collection of Money ..........................................................     50
Section 8.2    Release of Collateral ........................................................     51
Section 8.3    Opinion of Counsel ...........................................................     51

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

Section 9.1    Supplemental Indentures ......................................................     51
Section 9.2    Execution of Supplemental Indentures .........................................     53
Section 9.3    Effect of Supplemental Indenture .............................................     53
Section 9.4    Reference in Notes to Supplemental Indentures ................................     53



                                    ARTICLE X

                              REDEMPTION OF NOTES


Section 10.1   Redemption ..................................................................      54
Section 10.2   Form of Redemption Notice ...................................................      54
Section 10.3   Notes Payable on Redemption Date ............................................      55


                                   ARTICLE XI

                                 MISCELLANEOUS

Section 11.1   Compliance Certificates and Opinions, etc ..................................       55
Section 11.2   Form of Documents Delivered to Indenture Trustee ...........................       56
Section 11.3   Acts of Noteholders ........................................................       56
Section 11.4   Notices, etc. to Indenture Trustee, Trust and Rating Agencies ..............       57
Section 11.5   Notices to Noteholders; Waiver .............................................       58
Section 11.6   Alternate Payment and Notice Provisions ....................................       59
Section 11.7   Effect of Headings and Table of Contents ...................................       59
Section 11.8   Successors and Assigns .....................................................       59
Section 11.9   Separability ...............................................................       59
Section 11.10  Benefits of Indenture ......................................................       59
Section 11.11  Rule 144A Information ......................................................       59
Section 11.12  Legal Holidays .............................................................       60
Section 11.13  GOVERNING LAW ..............................................................       60
Section 11.14  Counterparts ...............................................................       60
Section 11.15  Recording of Indenture .....................................................       60
Section 11.16  Trust Obligation ...........................................................       60
Section 11.17  No Petition ................................................................       60
Section 11.18  Inspection .................................................................       61
Section 11.19  Limitation of Liability ....................................................       61
Section 11.20  Use of Proceeds ............................................................       61



    EXHIBIT

Exhibit A - Form of Class A Note

Exhibit B - Form of Class B Note

Exhibit C - Form of Class A Investor Letter

Exhibit D - Form of Class B Investor Letter

               INDENTURE dated as of September 1, 1999, between NATIONAL AUTO FINANCE 1999-1 TRUST, a Delaware business trust (the "Trust"), and HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation, as indenture trustee (the "Indenture Trustee") and trust collateral agent ("Trust Collateral Agent").

               Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Trust's 7.26% Class A Automobile Receivables - Backed Notes, Series 1999-1 (the "Class A Notes") and the 11.13% Class B Automobile Receivables - Backed Notes, Series 1999-1 (the "Class B Notes"; and together with the Class A Notes, the "Notes"):

               As security for the payment and performance by the Trust of its obligations under this Indenture and the Notes, the Trust has agreed to assign the Collateral (as defined below) to the Trust Collateral Agent for the benefit of the Indenture Trustee on behalf of the Noteholders and the Insurer.

               Financial Security Assurance Inc. (the "Insurer") has issued and delivered a financial guaranty insurance policy, dated the Closing Date (with endorsements, the "Class A Note Policy"), pursuant to which the Insurer guarantees Scheduled Payments, as defined in the Class A Note Policy (the "Scheduled Payments") with respect to the Class A Notes.

               As an inducement to the Insurer to issue and deliver the Class A Note Policy, the Trust and the Insurer have executed and delivered the Insurance and Indemnity Agreement, dated as of September 1, 1999 (as amended, supplemented, restated or otherwise modified from time to time, the "Insurance Agreement"), among the Insurer, the Trust, National Auto Finance Company, Inc. ("NAFI") and National Financial Auto Funding Trust.

               As an additional inducement to the Insurer to issue the Class A Note Policy, and as security for the performance by the Trust of the Insurer Trust Secured Obligations (as defined herein) and as security for the performance by the Trust of the Trustee Trust Secured Obligations (as defined herein), the Trust has agreed to assign the Collateral (as defined herein) to the Trust Collateral Agent for the benefit of the Trust Secured Parties (as defined herein), as their respective interests may appear.

               Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Trust's Class A Notes and Class B Notes:

                                 GRANTING CLAUSE

               The Trust hereby Grants to the Trust Collateral Agent at the Closing Date, for the benefit of the Trust Secured Parties all of the Trust's right, title and interest in and to (a) the Receivables and all monies received thereon on or after the Cut-off Date (including amounts due on or before the Cut-off Date but received by NAFI, the Seller or the Issuer on or after the Cut-off Date); (b) any proceeds and the right to receive proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies or other insurance policies covering Financed Vehicles or Obligors, including rebates of insurance premiums relating to the Receivables and any proceeds from the liquidation of the Receivables; (c) all rights against Dealers pursuant to Dealer Agreements or against Originators pursuant to Originator Agreements; (d) the related Receivables Files and any and all other documents that NAFI keeps on file in accordance with its customary procedures relating to the Receivables, the Obligors or the Financed Vehicles;
(e) property (including the right to receive future Liquidation Proceeds) that secures a Receivable and that has been acquired by or on behalf of the Trust pursuant to liquidation of such Receivable; (f) all funds on deposit from time to time in the Trust Accounts (less all investments and proceeds thereof), and all rights of the Issuer therein; (g) the rights and benefits, but none of its obligations or burdens, under the Conveyance Agreements, including the delivery requirements, representations and warranties and the cure and repurchase obligations of NAFI thereunder; and (h) the income and proceeds of any and all of the foregoing (the "Collateral").

               The foregoing Grant is made in trust to the Trust Collateral Agent, for the benefit first, of the Indenture Trustee on behalf of the Holders of the Notes, and second, for the benefit of the Insurer. The Trust Collateral Agent hereby acknowledges such Grant and accepts the trusts under this Indenture.

                                    ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

               Section 1.1 Definitions. Except as otherwise specified herein, the following terms have the respective meanings set forth below for all purposes of this Indenture. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Sale and Servicing Agreement.

               Act: As defined in Section 11.3(a) hereof.


               Affiliate: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. A Person shall not be deemed to be an Affiliate of any person solely because such other Person has the contractual right or obligation to manage such Person unless such other Person controls such Person through equity ownership or otherwise.

               Authorized Officer: With respect to the Trust and the Servicer, any officer or agent acting pursuant to a power of attorney of the Owner Trustee or the Servicer, as applicable, who is authorized to act for the Owner Trustee or the Servicer, as applicable, in matters relating to the Trust and who is identified on the list of Authorized Officers delivered by each of the Owner Trustee and the Servicer to the Indenture Trustee and the Insurer on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

               Business Day: Any day other than (i) a Saturday or a Sunday or
(ii) a day on which commercial banks in Florida, Illinois, Delaware or the state of New York are authorized or obligated by law, executive order or governmental decree to be closed.

               Certificate of Trust: The certificate of trust of the Trust substantially in the form of Exhibit B to the Trust Agreement.

               Class A Note(s): The 7.26% Automobile Receivables - Backed Notes, substantially in the form of Exhibit A.

               Class A Noteholder: The Person in whose name a Class A Note is registered on the Note Registrar.

               Class A Note Policy: The insurance policy issued by the Insurer with respect to the Class A Notes, including any endorsements thereto.

               Class B Note(s): The 11.13% Automobile Receivables - Backed Notes, substantially in the form of Exhibit B.

               Class B Noteholder: The Person in whose name a Class B Note is registered on the Note Registrar.

               Closing Date: September 24, 1999.

               Collateral: As defined in the Granting Clause hereof.

               Controlling Class: The Holders of not less than 51% of the Outstanding Amount of the Class A Notes or, if the Class A Notes are no longer outstanding, the Holders of not less than 51% of the Outstanding Amount of the Class B Notes.

               Controlling Party: The Insurer, so long as no Insurer Default shall have occurred and be continuing, or the Controlling Class, for so long as an Insurer Default shall have occurred and be continuing.

               Conveyance Agreements: The Sale and Servicing Agreement, the Sale Agreement and the Assignment Agreement.

               Corporate Trust Office: The principal office of the Indenture Trustee, at which at any particular time its corporate trust business shall be administered, which office at date of the execution of this Agreement is located at 311 West Monroe Street, 12th Floor, Chicago, Illinois 60606, Attention:
Indenture Trust Division or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders, the Insurer, the Servicer and the Trust, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders and the Trust).

               Cut-off Date: July 31, 1999.

               Default: Any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

               Event of Default: As defined in Section 5.1 hereof.

               Exchange Act: The Securities Exchange Act of 1934, as amended.

               Final Scheduled Distribution Date: The Distribution Date occurring in October, 2004.

               Grant: Means mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

               Holder or Noteholder: The Person in whose name a Class A Note or Class B Note is registered on the Note Register.

               Indebtedness: With respect to any Person at any time, (a) indebtedness or liability of such Person for borrowed money whether or not evidenced by bonds, debentures, notes or other instruments, or for the deferred purchase price of property or services (including trade obligations); (b) obligations of such Person as lessee under leases which should have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases; (c) current liabilities of such Person in respect of unfunded vested benefits under plans covered by Title IV of ERISA; (d) obligations issued for or liabilities incurred on the account of such Person; (e) obligations or liabilities of such Person arising under acceptance facilities; (f) obligations of such Person under any guarantees, endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person or otherwise to assure a creditor against loss; (g) obligations of such Person secured by any lien on property or assets of such Person, whether or not the obligations have been assumed by such Person; or (h) obligations of such Person under any interest rate or currency exchange agreement.

               Indenture: This Indenture as amended and supplemented from time to time.

               Indenture Trustee: Harris Trust and Savings Bank, an Illinois banking corporation, not in its individual capacity but as indenture trustee under this Indenture, or any successor indenture trustee under this Indenture.

               Independent: When used with respect to any specified Person, that the person (a) is in fact independent of the Trust, any other obligor upon the Notes, the Seller and any

Affiliate of any of the foregoing persons, (b) does not have any direct financial interest or any material in direct financial interest in the Trust, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons and (c) is not connected with the Trust, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

               Independent Certificate: A certificate or opinion to be delivered to the Trust Collateral Agent and the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of
Section 11.1 hereof, prepared by an Independent appraiser or other expert appointed pursuant to a Trust Order and approved by the Trust Collateral Agent in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

               Insurance Agreement Indenture Cross Default: As defined in the Insurance Agreement.

               Insurer Trust Secured Obligations: All amounts and obligations which the Trust or the Seller may at any time owe to or on behalf of the Insurer under this Indenture, the Insurance Agreement or any other Transaction Document.

               Interest Rates: The Class A Notes will bear interest at the rate of 7.26% per annum (the "Class A Interest Rate"), computed on the basis of a 360-day year consisting of twelve 30-day months. The Class B Notes will bear interest at the rate of 11.13% per annum (the "Class B Interest Rate"), computed on the basis of a 360-day year consisting of twelve 30-day months.

               Internal Revenue Code: The Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

               Notes: The Class A Notes and the Class B Notes.

               Note Paying Agent: The Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section
6.11 and is authorized by the Trust, with the prior written consent of the Insurer, to make payments to and distributions from the Collection Account and the Note Distribution Account, including payment of principal of or interest on the Notes on behalf of the Trust.

               Note Register and Note Registrar: As defined in Section 2.4 hereof.

               Officer's Certificate: A certificate signed by any Authorized Officer of the Trust and delivered to the Indenture Trustee. Unless otherwise specified, any reference in this Indenture to an Officer's Certificate shall be to an Officer's Certificate of any Authorized Officer of the Trust. Each certificate with respect to compliance with a condition or covenant provided for in this Agreement shall include (1) a statement that the Authorized Officer signing the certificate has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements contained in such certificate are based; (3) a statement that in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

               Opinion of Counsel: One or more opinions of counsel who may, except as otherwise expressly provided in this Indenture, be employees of or counsel to the Trust, addressed to the Insurer and satisfactory to the Insurer, and which shall comply with any applicable requirements of Section 11.1.

               Outstanding: As of the date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

               (i) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

               (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Note Paying Agent in trust for the Holders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor, satisfactory to the Indenture Trustee); and

               (iii) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

provided, however, that Class A Notes which have been paid with proceeds of the Class A Note Policy shall continue to remain Outstanding for purposes of this Indenture until the Insurer has been paid as subrogee hereunder or reimbursed pursuant to the Insurance Agreement as evidenced by a written notice from the Insurer delivered to the Indenture Trustee, and the Insurer shall be deemed to be the Holder thereof to the extent of any payments thereon made by the Insurer; provided, further, that in determining whether the Holders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Transaction Document, Notes owned by the Trust, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Indenture Trustee either actually knows to be so owned or has received written notice thereof shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgees right so to act with respect to such Notes and that the pledgee is not the Trust, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons.

               Outstanding Amount: The aggregate principal amount of all Notes Outstanding at the date of determination.

               Predecessor Note: With respect to any particular Class A Note or Class B Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Notes authenticated and delivered under Section 2.5 in lieu of mutilated, lost, destroyed or stolen Notes shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen note.

               Preference Claim: As defined in Section 5.19(b) hereof.

               Proceeding: Any suit in equity, action at law or other judicial or administrative proceeding.

               Rating Agency: Each of Moody's and Standard & Poor's, so long as such Persons maintain a rating on the Notes; and if either Moody's or Standard & Poor's no longer maintains a rating on the Notes, such other nationally recognized statistical rating organization selected by the Seller and acceptable to the Controlling Party.

               Rating Agency Condition: With respect to any action, that each Rating Agency shall have been given 10 days' (or such shorter period as shall be acceptable to each Rating Agency) prior notice thereof and that each of the Rating Agencies shall have notified each of the Insurer and the Indenture Trustee in writing that such action will not result in a reduction or withdrawal of the then current rating of the Notes. Upon receipt of such notice by the Indenture Trustee, the Indenture Trustee shall promptly forward such notice to the Seller, the Servicer, each Noteholder, the Owner Trustee and the Trust.

               Record Date: With respect to a Distribution Date or Redemption Date, the close of business on the Business Day immediately preceding such Distribution Date or Redemption Date.

               Redemption Date: In the case of a redemption of the Notes pursuant to Section 10.1(a) or a payment to Noteholders pursuant to Section 10.1(b), the Distribution Date specified by the Servicer or the Trust pursuant to Section 10.1(a) or (b) as applicable.

               Redemption Price: (a) In the case of a redemption of the Notes pursuant to Section 10.1(a), an amount equal to the unpaid principal amount of the then outstanding principal amount of each class of Notes being redeemed plus accrued and unpaid interest thereon to but excluding the Redemption Date.

               Responsible Officer: With respect to the Indenture Trustee, the Trust Collateral Agent or the Owner Trustee (as defined in the Trust Agreement), any officer within the Corporate Trust Office of the Indenture Trustee or the Owner Trustee, as the case may be, including any Managing Director, Vice President, Assistant Vice President, Assistant Treasurer, Assistant Secretary or any other officer of the Indenture Trustee or the Owner Trustee, as the case may be, customarily performing functions similar to those performed by any of the above designated officers, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

               Sale and Servicing Agreement: The Sale and Servicing Agreement dated as of September 1, 1999, among National Financial Auto Funding Trust, as Seller, National Auto Finance Company, Inc., as Servicer, the Trust and the Trust Collateral Agent, as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof.

               Scheduled Payments: As defined in the Class A Note Policy.

               Service Contract: With respect to a Financed Vehicle, the agreement, if any, financed under the related Receivable that provides for the repair of such Financed Vehicle.

               State: Any one of the 50 states of the United States of America or the District of Columbia.

               Transaction Documents: As defined in the Insurance Agreement.

               Termination Date: The latest of (i) the expiration of the Class A Note Policy and the return of the Class A Note Policy to the Insurer for cancellation, (ii) the date on which the Insurer shall have received payment and performance of all Insurer Trust Secured Obligations, and (iii) the date on which the Indenture Trustee shall have received payment and performance of all Trustee Trust Secured Obligations.

               Trust: The party named as such in this Indenture until a successor replaces it and, thereafter, means the successor.

               Trust Collateral Agent: Initially, Harris Trust and Savings Bank, in its capacity as trust collateral agent on behalf of the Trust Secured Parties, including its successors in interest, until and unless a successor Person shall have become the Trust Collateral Agent pursuant to Section 6.17 hereof, and thereafter "Trust Collateral Agent" shall mean such successor Person.

               Trust Order and Trust Request: A written order or request signed in the name of the Trust by any one of its Authorized Officers and delivered to the Indenture Trustee.

               Trust Property: All money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of this Indenture for the benefit of the Noteholders (including all property and interests Granted to the Trust Collateral Agent and the Insurer), including all proceeds thereof.

               Trust Secured Obligations: The Insurer Trust Secured Obligations and the Trustee Trust Secured Obligations.

               Trust Secured Parties: Each of the Indenture Trustee and the Noteholders in respect of the Trustee Trust Secured Obligations and the Insurer in respect of the Insurer Trust Secured Obligations.

               Trustee Trust Secured Obligations: All amounts and obligations which the Trust may at any time owe to or on behalf of the Indenture Trustee for the benefit of the Noteholders under this Indenture or the Notes.

               UCC: The Uniform Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.

               Section 1.2 Rules of Construction. Unless the context otherwise requires:


               (i) a term has the meaning assigned to it;

               (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

               (iii) "or" is not exclusive;

               (iv) "including" means including without limitation; and

               (v) words in the singular include the plural and words in the plural include the singular.

               Section 1.3 Action by or Consent of Noteholders. Whenever any provision of this Agreement refers to action to be taken, or consented to, by Noteholders, such provision shall be deemed to refer to the Noteholder of record as of the Record Date immediately preceding the date on which such action is to be taken, or consent given, by Noteholders. Solely for the purposes of any action to be taken, or consented to, by Noteholders, any Note registered in the name of National Financial Auto Funding Trust or any Affiliate thereof shall be deemed not to be Outstanding; provided, however, that, solely for the purpose of determining whether the Indenture Trustee or the Trust Collateral Agent is entitled to rely upon any such action or consent, only Notes which the Owner Trustee, the Indenture Trustee or the Trust Collateral Agent, respectively, knows to be so owned shall be so disregarded.

               Section 1.4 Material Adverse Effect. Whenever a determination is to be made under this Agreement as to whether a given event, action, course of conduct or set of facts or circumstances could or would have a material adverse effect on the Noteholders (or any similar or analogous determination), such determination shall be made without taking into account the funds available from claims under the Class A Note Policy.


                                   ARTICLE II

                                    THE NOTES

               Section 2.1 Form. The Notes, together with the Indenture Trustee's certificate of authentication, shall be in substantially the form set forth in Exhibit A or Exhibit B, as applicable, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

               The Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

               Each Class A Note or Class B Note shall be dated the date of its authentication. The terms of the Notes set forth in Exhibit A and Exhibit B are part of the terms of this Indenture.

               Section 2.2 Execution, Authentication and Delivery. The Notes shall be executed on behalf of the Trust by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be original or facsimile.

               Notes bearing the original or facsimile signature of individuals who were at any time Authorized Officers of the Trust shall bind the Trust, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

               The Indenture Trustee shall upon receipt of the Class A Note Policy and Trust Order for authentication and delivery, authenticate and deliver the Class A Notes for original issue in an aggregate principal amount of $48,000,000 and the Class B Notes for original issue in an aggregate principal amount of $3,000,000. The Notes outstanding at any time may not exceed such amount except as provided in Section 2.5.

               Each Class A Note and Class B Note shall be dated the date of its authentication. The Notes shall be issuable as registered Notes in the minimum denomination of $100,000 and in integral multiples of $1,000 in excess thereof.

               No Notes shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears attached to such Class A Note and Class B Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate attached to any Class A Note or Class B Note shall be conclusive evidence, and the only evidence, that such Class A Note or Class B Note has been duly authenticated and delivered hereunder.

               Section 2.3 Temporary Notes. Pending the preparation of Notes, the Trust may execute, and upon receipt of a Trust Order the Indenture Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

               If temporary Notes are issued, the Trust will cause Notes to be prepared without unreasonable delay. After the preparation of Notes, the temporary Notes shall be exchangeable for Notes upon surrender of the temporary Notes at the office or agency of the Trust to be maintained as provided in
Section 3.2, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Trust shall execute and the Indenture Trustee shall authenticate and deliver in exchange therefor a like principal amount of Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Notes.

                  Section 2.4 Registration; Registration of Transfer and Exchange. The Trust shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Trust shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee shall be "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Trust shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar, in each case, with the prior written consent of the Controlling Party.

                  If a Person other than the Indenture Trustee is appointed by the Trust as Note Registrar, the Trust will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof. The Indenture Trustee shall have the right to rely conclusively upon a certificate executed on behalf of the Note Registrar by an Authorized Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and number of such Notes.

                  Upon surrender for registration or transfer of any Class A Note or Class B Note at the office or agency of the Trust to be maintained as provided in Section 3.2, and if the requirements of Section 8-401(1) of the UCC are met, the Trust shall execute or cause the Indenture Trustee to authenticate one or more new Notes, in any authorized denominations and for the same aggregate principal amount. A Noteholder may also obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes in any authorized denominations and for the same aggregate principal amount. Such requirements shall not be deemed to create a duty in the Indenture Trustee to monitor the compliance by the Trust with Section 8-401 of the UCC.

                  As a condition to the registration of any transfer of a Class B Note, the prospective transferee of such a Class B Note shall represent to the Indenture Trustee and the Note Registrar the following:

                  (i) It has neither acquired nor will it transfer the Class B Note or cause the Class B Note to be marketed on or through an "established securities market" within the meaning of Section 7704(b)(1) of the Code, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations;

                  (ii) It either (A) is not, and will not become, a partnership, S corporation or grantor trust for U.S. federal income tax purposes, or (B) is such an entity, but none of the direct or indirect beneficial owners of any of the interests in such transferee have allowed or caused, or will allow or cause, fifty percent (50%) or more of the value of such interests to be attributable to such transferee's ownership of the Class B Note; and

                  (iii) It understands that tax counsel to the Trust has provided an opinion substantially to the effect that the Trust is not a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes and that the validity of such opinion is dependent in part on the accuracy of the representations in paragraphs (i) and (ii) above.

                  At the option of the Holder, Notes may be exchanged for other Notes in any authorized denominations and for the same aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, and if the requirements of
Section 8-401(1) of the UCC are met, the Trust shall execute and upon its request the Indenture Trustee shall authenticate the Notes which the Noteholder making the exchange is entitled to receive. Such requirements shall not be deemed to create a duty in the Indenture Trustee to monitor the compliance by the Trust with Section 8-40 1 of the UCC.

                  All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Trust, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

                  Every Class A Note or Class B Note presented or surrendered for registration of transfer or exchange shall be (i) duly endorsed by, or be accompanied by a written instrument of transfer in the form attached to Exhibit A or Exhibit B, as applicable, duly executed by the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("Stamp") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, Stamp, all in accordance with the Exchange Act, and (ii) accompanied by an investor letter substantially in the form of Annex C hereto.

                  The Class B Notes may not be transferred, directly or indirectly, to any Person that is (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), which is subject to the provisions of Title I of ERISA, (ii) a plan described in section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or (iii) an entity whose underlying assets are deemed to be assets of a plan described in (i) or (ii) above by reason of such plan's investment in the entity (any such entity described in clauses (i) through (iii), a "Benefit Plan"). The Class A Notes may not be transferred to a Benefit Plan unless the acquisition and holding of the Notes by such Benefit Plan is covered by a Department of Labor Prohibited Transactions Class Exemption ("PTCE") or an individual exemption or statutory exemption from ERISA's prohibited transaction provisions. Prior to acquiring a Class A Note or Class B Note, the Holder thereof shall be required to represent and warrant that either it is not a Benefit Plan or, in the case of a Class A Note only, its acquisition and holding of the Class A Note is not a prohibited transaction or covered by a PTCE or an individual or statutory exemption.

                  No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.3 or 9.6 not involving any transfer.

                  Notwithstanding, the preceding provisions of this section, the Trust shall not be required to make, and the Note Registrar shall not register, transfers or exchanges of Notes selected for redemption for a period of 15 days preceding the Distribution Date.

                  Section 2.5 Mutilated, Destroyed, Lost or Stolen Notes. If (i) any mutilated Class A Note or Class B Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Class A Note or Class B Note, and (ii) there is delivered to the Indenture Trustee and the Insurer (unless an Insurer Default shall have occurred and be continuing) such security or indemnity as may be required by it to hold the Trust, the Indenture Trustee and the Insurer (with respect to the Class A Notes) harmless (which requirement in the case of an institutional investor having a claims paying ability or credit rating of investment grade or better shall be satisfied by an unsecured agreement to indemnify), then, in the absence of notice to the Trust, the Class A Note or Class B Note Registrar or the Indenture Trustee that such Class A Note or Class B Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Trust shall execute and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Class A Note or Class B Note, a replacement Class A Note or Class B Note, as applicable (such requirement shall not be deemed to create a duty in the Indenture Trustee to monitor the compliance by the Trust with Section 8-405); provided, however, that if any such destroyed, lost or stolen Class A Note or Class B Note, but not a mutilated Class A Note or Class B Note, shall have become or within seven days shall be due and payable, or shall have been called for redemption, the Trust may, instead of issuing a replacement Class A Note or Class B Note, direct the Indenture Trustee, in writing, to pay such destroyed, lost or stolen Class A Note or Class B Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Class A Note or Class B Note or payment of a destroyed, lost or stolen Class A Note or Class B Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Class A Note or Class B Note in lieu of which such replacement Class A Note or Class B Note was issued presents for payment such original Class A Note or Class B Note, the Trust, the Indenture Trustee and the Insurer shall be entitled to recover such replacement Class A Note or Class B Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Class A Note or Class B Note from such Person to whom such replacement Class A Note or Class B Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Trust or the Indenture Trustee in connection therewith.

                  Upon the issuance of any replacement Class A Note or Class B Note under this Section, the Trust may require the payment by the Holder of such Class A Note or Class B Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

                  Every replacement Class A Note or Class B Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Class A Note or Class B Note shall constitute an original additional contractual obligation of the Trust, whether or not the mutilated, destroyed, lost or stolen Class A Note or Class B Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Class A Note or Class B Notes duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

                  Section 2.6 Persons Deemed Owner. Prior to due presentment for registration of transfer of any Class A Note or Class B Note, the Trust, the Insurer, the Indenture Trustee and any agent of the Trust or the Indenture Trustee may treat the Person in whose name any Class A Note or Class B Note is registered (as of the Record Date) as the owner of such Class A Note or Class B Note for the purpose of receiving payments of principal of and interest, if any, on such Class A Note or Class B Note and for all other purposes whatsoever, whether or not such Class A Note or Class B Note be overdue, and none of the Trust, the Insurer, the Indenture Trustee nor any agent of the Trust or the Indenture Trustee shall be affected by notice to the contrary.

                  Section 2.7 Payment of Principal and Interest; Defaulted Interest. (a) The Notes shall accrue interest as provided in the Forms of Notes set forth in Exhibit A, Exhibit B and Section 3.1 hereof, and such interest shall be payable on each Distribution Date as specified therein. Any installment of interest or principal, if any, payable on any Class A Note or Class B Note which is punctually paid or duly provided for by the Trust on the applicable Distribution Date shall be paid to the Person in whose name such Class A Note or Class B Note (or one or more Predecessor Notes) is registered on the Record Date, by wire transfer in immediately available funds to the account designated by the applicable Noteholder.

                  (b) The principal of the Notes shall be payable in installments on each Distribution Date as provided in the Forms of Notes set forth in Exhibit A, Exhibit B and Section 3.1 hereof. Notwithstanding the foregoing, and subject to Section 5.4, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing and the Controlling Party or the Indenture Trustee has declared the Notes to be immediately due and payable in the manner provided in Section 5.2 hereof. Upon written notice from the Trust, the Indenture Trustee shall notify the Person in whose name a Class A Note or Class B Note is registered at the close of business on the Record Date preceding the Distribution Date on which the Trust expects that the final installment of principal of and interest on such Class A Note or Class B Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Distribution Date and shall specify that presentation and surrender of such Class A Note or Class B Note shall be made within 30 days of such final payment and shall specify the place where such Class A Note or Class B Note may be presented and surrendered following payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.2.

                  (c) If the Trust defaults in a payment of interest on the Notes, the Trust shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) at the applicable Interest Rate to the extent lawful. The Trust may pay such defaulted interest to the Persons who are Noteholders on a subsequent special record date, which date shall be at least five Busin~ss Days prior to the payment date. The Trust shall fix or cause to be fixed any such special record date and payment date, and, at least 15 days before any such special record date, the Trust shall mail to each Noteholder and the Indenture Trustee a notice that states the special record date, the payment date and the amount of defaulted interest to be paid.

                  (d) Promptly following the date on which all principal of and interest on the Class A Notes has been paid in full and the Class A Notes have been surrendered to the Indenture Trustee, the Indenture Trustee shall, upon written notice from the Servicer of the amounts, if any, that the Insurer has paid in respect of the Class A Notes under the Class A Note Policy or otherwise which has not been reimbursed to it, deliver such surrendered Class A Notes to the Insurer to the extent not previously canceled or destroyed.

                  Section 2.8 Cancellation. Subject to Section 2.7(d), all Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by the Indenture Trustee. Subject to Section 2.7(d), the Trust may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Trust may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. Subject to Section 2.7(d), all canceled Notes maybe held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Trust shall direct by a Trust Order that they be destroyed or returned to it; provided that such Trust Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

                  Section 2.9 Release of Collateral. The Trust Collateral Agent shall, on or after the Termination Date, release any remaining portion of the Trust Property from the lien created by this Indenture and deposit in the Collection Account any funds then on deposit in any other Trust Account. The Trust Collateral Agent shall release property from the lien created by this Indenture pursuant to this Section 2.9 only upon receipt of a Trust Request by it and the Indenture Trustee accompanied by an Officer's Certificate and an Opinion of Counsel and with the prior written consent of the Controlling Party.

                                   ARTICLE III

                                    COVENANTS

                  Section 3.1 Payment of Principal and Interest. The Trust will duly and punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, the Trust will cause to be distributed all amounts on deposit in the Class A Note Distribution Account and Class B Note Distribution Account on a Distribution Date deposited therein pursuant to the Sale and Servicing Agreement for the benefit of the Noteholders. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Trust to such Noteholder for all purposes of this Indenture.

                  Section 3.2 Maintenance of Office or Agency. The Trust will maintain in New York, an office or agency where Notes may be surrendered for registration, transfer or exchange of the Notes, and where notices and demands to or upon the Trust in respect of the Notes and this Indenture may be served. The Trust hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. The Trust will give prompt written notice to the Indenture Trustee, the Noteholders and the Insurer of the location, and of any change in the location, of any such office or agency. If at any time the Trust shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee, the Noteholders and the Insurer with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Trust hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

                  Section 3.3 Money for Payments to be Held in Trust. On or before each Distribution Date and Redemption Date, the Trust shall deposit or cause to be deposited in the (i) Class A Note Distribution Account from the Distribution Account an aggregate sum sufficient to pay the amounts then becoming due under the Class A Notes and (ii) Class B Note Distribution Account from the Distribution Account an aggregate sum sufficient to pay the amounts then becoming due under the Class B Notes, in each case such sum to be held in trust for the benefit of the Persons entitled thereto and (unless the Note Paying Agent is the Indenture Trustee) shall promptly notify the Indenture Trustee of its action or failure so to act.

                  The Trust will cause each Note Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee and the Insurer an instrument in which such Note Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Note Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Note Paying Agent will:

                  (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                  (ii) give the Indenture Trustee written notice of any default by the Trust of which it has actual knowledge (or any other obligor upon the Notes) in the making of any payment required to be made with respect to the Notes;

                  (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Note Paying Agent;

                  (iv) immediately resign as a Note Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Note Paying Agent at the time of its appointment; and

                  (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

                  The Trust may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Trust Order direct any Note Paying Agent to pay to the Indenture Trustee all sums held in trust by such Note Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Note Paying Agent; and upon such a payment by any Note Paying Agent to the Indenture Trustee, such Note Paying Agent shall be released from all further liability with respect to such money.

                  Subject to applicable laws with respect to the escheat of funds, any money held by the Indenture Trustee or any Note Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Trust on Trust Request, with the prior written consent, with respect to the Class A Notes, of the Insurer (unless an Insurer Default shall have occurred and be continuing) and shall be deposited by the Indenture Trustee in the Collection Account; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Trust for payment thereof (but only to the extent of the amounts so paid to the Trust), and all liability of the Indenture Trustee or such Note Paying Agent with respect to such trust money shall thereupon cease; provided, however, that if such money or any portion thereof had been previously deposited by the Insurer or the Trust Collateral Agent with the Indenture Trustee for the payment of principal or interest on the Notes, to the extent any amounts are owing to the Insurer, such amounts shall be paid promptly to the Insurer upon receipt of a written request by the Insurer to such effect; and provided, further, that the Indenture Trustee or such Note Paying Agent, before being required to make any such repayment, shall at the expense of the Trust cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Trust. The Indenture Trustee shall also adopt and employ, at the expense of the Trust, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Note Paying Agent, at the last address of record for each such Holder).

                  Section 3.4 Existence. Except as otherwise permitted by the provisions of Section 3.10, the Trust will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Trust hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Trust will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Trust Property.

                  Section 3.5 Protection of Trust Property. The Trust intends the security interest Granted pursuant to this Indenture in favor of the Trust Secured Parties to be prior to all other liens in respect of the Trust Property, and the Trust shall take all actions necessary to obtain and maintain, in favor of the Trust Collateral Agent, for the benefit of the Trust Secured Parties, a first lien on and a first priority, perfected security interest in the Trust Property. The Trust will from time to time prepare (or shall cause to be prepared), execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

                  (i) Grant more effectively all or any portion of the Trust Property;

                  (ii) maintain or preserve the lien and security interest (and the priority thereof) in favor of the Trust Collateral Agent for the benefit of the Trust Secured Parties created by this Indenture or carry out more effectively the purposes hereof;

                  (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

                  (iv) enforce any of the Collateral;

                  (v) preserve and defend title to the Trust Property and the rights of the Trust Collateral Agent in such Trust Property against the claims of all persons and parties; and

                  (vi) pay all taxes or assessments levied or assessed upon the Trust Property when due.

                  The Trust hereby designates the Trust Collateral Agent as its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required by the Trust Collateral Agent pursuant to this Section; provided that, such designation shall not be deemed to create a duty in the Indenture Trustee or the Trust Collateral Agent to monitor the compliance of the Trust with respect to its duties under this Section 3.5 or the adequacy of any financing statement, continuation statement or other instrument prepared by the Trust.

                  Section 3.6 Opinions as to Trust Property. (a) On the Closing Date, the Trust shall furnish to the Noteholders, the Indenture Trustee, the Trust Collateral Agent and the Insurer an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the first priority lien and security interest in favor of the Trust Collateral Agent, for the benefit of the Trust Secured Parties, created by this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

                  (b) Within 90 days after the beginning of each calendar year, beginning with the first calendar year beginning after the Closing Date, the Trust shall furnish to the Indenture Trustee, the Noteholders, the Trust Collateral Agent and the Insurer, an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as are necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture.

                  Section 3.7 Performance of Obligations; Servicing of Receivables. (a) The Trust will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's covenants or obligations under any instrument or agreement included in the Trust Property or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as ordered by any bankruptcy or other court or as expressly provided in this Indenture, the Transaction Documents or such other instrument or agreement.

                  (b) The Trust may contract with other Persons acceptable to the Controlling Party to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee and the Controlling Party in an Officer's Certificate of the Trust shall be deemed to be action taken by the Trust. Initially, the Trust has contracted with the Servicer to assist the Trust in performing its duties under this Indenture.

                  (c) The Trust will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Transaction Documents and in the instruments and agreements included in the Trust Property, including, but not limited, to preparing (or causing to prepared) and filing (or causing to be filed) all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Sale and Servicing Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Trust shall not waive, amend, modify, supplement or terminate any Transaction Document or any provision thereof without the consent of the Indenture Trustee and the Controlling Party.

                  (d) If a Responsible Officer of the Owner Trustee shall have actual knowledge of the occurrence of a Servicer Termination Event under the Sale and Servicing Agreement, the Trust shall promptly notify the Noteholders, the Indenture Trustee, the Trust Collateral Agent, the Insurer and the Rating Agencies thereof in accordance with Section 11.4, and shall specify in such notice, the action, if any, the Trust is taking in respect of such default. If a Servicer Termination Event shall arise from the failure of the Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement with respect to the Receivables, the Trust shall take all reasonable steps available to it to remedy such failure.

                  (e) The Trust agrees that it will not waive timely performance or observance by the Servicer, the Backup Servicer or the Seller of their respective duties under the Transaction

Documents (x) without the prior consent of the Controlling Party or (y) if the effect thereof would adversely affect the Holders of any Notes or the Insurer.

                  Section 3.8 Negative Covenants. So long as any Notes are Outstanding, the Trust shall not:

                  (i) except as expressly permitted by this Indenture or the Transaction Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Trust, including those included in the Trust Property, unless directed to do so by the Controlling Party;

                  (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Property; or

                  (iii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien in favor of the Trust Collateral Agent created by this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Property or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law subsequent to the Closing Date, in each case on a Financed Vehicle and arising solely as a result of an action or omission of the related Obligor), (C) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien arising subsequent to the Closing Date) security interest in the Trust Property or (D) amend, modify or fail to comply with the provisions of the Transaction Documents without the prior written consent of the Controlling Party.

                  Section 3.9 Annual Statement as to Compliance. The Trust will deliver to the Indenture Trustee, the Insurer and the Noteholders, within 90 days after the end of each fiscal year of the Trust (commencing with the fiscal year ended December 31, 1999), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that

                  (i) a review of the activities of the Trust during such year and of performance under this Indenture has been made under such Authorized Officer's supervision; and

                  (ii) to the best of such Authorized Officer's knowledge, based on such review, the Trust has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

                  Section 3.10 Trust May Not Consolidate. (a) The Trust shall not consolidate or merge with or into any other Person.

                  (b) The Trust shall not convey or transfer all or substantially all of its properties or assets, including those included in the Trust Property, to any Person.

                  Section 3.11 [Reserved].

                  Section 3.12 No Other Business. The Trust shall not engage in any business other than financing, purchasing, owning, selling and managing the Receivables in the manner contemplated by this Indenture and the Transaction Documents and activities incidental thereto.

                  Section 3.13 No Borrowing. The Trust shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any Indebtedness except for (i) the Notes, (ii) obligations owing from time to time to the Insurer under the Insurance Agreement and (iii) any other Indebtedness permitted by or arising under the Transaction Documents. The proceeds of the Notes shall be used exclusively to fund the Trust's purchase of the Receivables and the other assets specified in the Sale and Servicing Agreement, to fund the Series 1999-1 Spread Account and to pay the Trust's organizational, transactional and start-up expenses.

                  Section 3.14 Servicer's Obligations. The Trust shall cause the Servicer to comply with Sections 4.11, 4.12 and 4.13 of the Sale and Servicing Agreement.

                  Section 3.15 Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by the Sale and Servicing Agreement or this Indenture, the Trust shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

                  Section 3.16 Capital Expenditures. The Trust shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

                  Section 3.17 Compliance with Laws. The Trust shall comply with the requirements of all applicable laws, the non-compliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Trust to perform its obligations under the Notes, this Indenture or any Transaction Document.

                  Section 3.18 Restricted Payments. The Trust shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Trust (except as permitted by any Transaction Document) or otherwise with respect to any ownership or equity interest or security in or of the Trust or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Trust may make, or cause to be made, distributions to the Servicer, the Owner

Trustee, the Indenture Trustee and the Certificateholders as permitted by, and to the extent funds are available for such purpose under, the Sale and Servicing Agreement or Trust Agreement. The Trust will not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with this Indenture and the Transaction Documents.

                  Section 3.19 Notice of Events of Default. Upon a Responsible Officer of the Owner Trustee having actual knowledge thereof, the Trust agrees to give the Indenture Trustee, the Noteholders, the Insurer and the Rating Agencies prompt written notice of each Event of Default hereunder and each default on the part of the Servicer or the Seller of its obligations under the Sale and Servicing Agreement.

                  Section 3.20 Further Instruments and Acts. Upon request of the Indenture Trustee acting at the direction of the Controlling Class or the Insurer, the Trust will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

                  Section 3.21 Amendments of Sale and Servicing Agreement and Trust Agreement. The Trust shall not agree to any amendment to Section 13.1 of the Sale and Servicing Agreement or Section 13.1 of the Trust Agreement to eliminate the requirements thereunder that the Indenture Trustee, the Insurer or the Holders of the Notes consent to amendments thereto as provided therein.

                  Section 3.22 Income Tax Characterization. The Trust, the Indenture Trustee, the Trust Collateral Agent and each Noteholder intend and agree to treat, and to take no action inconsistent with the treatment of, the Notes as indebtedness for purposes of federal, state, local and foreign income and franchise taxes and any other tax imposed on or measured by net income. Each Noteholder, by acceptance of its Note, agrees to be bound by the provisions of the Section 3.22. Furthermore, subject to the following paragraph, the Trust, the Indenture Trustee, the Trust Collateral Agent and each Noteholder agree and intend to treat the Trust for income and franchise tax purposes as a security device only (or alternatively, if such characterization is not respected for any applicable income or franchise tax purposes, as a non-entity disregarded as an entity separate from its owner for such income or franchise tax purposes under Treasury Regulations Section 301.7701-3(b)(ii) or any similar provisions of applicable law).

                  Notwithstanding the above, in the event that any Class of Notes is deemed for any applicable income or franchise tax purposes to represent an equity interest in the Trust, it is the intent and agreement of the parties hereto that the Trust shall be treated for such income or franchise tax purposes as a partnership among the Holders of such Notes and the Certificateholder. In the event such a partnership is deemed to exist, any interest accrued on the Notes in accordance with the terms thereof shall be treated as guaranteed payments as defined in Code Section 707(c) and the partnership's taxable income or loss (net of such guaranteed payments) shall be allocated solely to the Certificateholder. If such treatment is not respected, then the net income of the Trust for any month as determined for federal income tax purposes (and each item of income, gain, loss and deduction entering into the computation thereof) shall be allocated in such manner as to cause to the greatest extent possible the Certificateholder and each Noteholder to recognize net taxable income or loss at such time, and in such amounts and with such character, as each such person would have recognized such income or loss if such

Notes had been respected as indebtedness and had not been recharacterized as an equity interest in the Trust.

                  Section 3.23 Year 2000. Any reprogramming required to permit the proper functioning, in and following the year 2000, of (i) the computer systems used to conduct, operate and manage the business, assets and operations of the Trust and (ii) equipment containing embedded microchips (including systems and equipment supplied by others or with which systems used by, or on behalf of, the Trust interface) and the testing of all such systems and equipment, as so reprogrammed, has been completed as of the date hereof. The cost to the Trust of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Trust (including, without limitation, reprogramming errors and the failure of others' systems or equipment) will not result in a Default or have a material adverse effect upon the business, assets, operations, prospects or condition, financial or otherwise, of the Trust. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems used to conduct, operate and manage the business, assets and operations of the Trust are and, with ordinary course upgrading and maintenance, will continue, until the satisfaction and discharge of this Indenture under Section
4.1 hereof, to be, sufficient to permit the Trust to conduct its business without having a material adverse effect upon the business, assets, operations, prospects or condition, financial or otherwise, of the Trust.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

                  Section 4.1 Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.3, 3.4, 3.5, 3.8, 3.10, 3.12, 3.13, 3.20, 3.21 and 3.22, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.7 and the obligations of the Indenture Trustee under Section 4.2), (vi) the right of the Insurer to receive payment of all Insurer Trust Secured Obligations and (vii) the rights of Noteholders and the Insurer as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Trust, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when

                          (A)       either

                                    (1) all Notes theretofore authenticated and
delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.5 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Trust and thereafter repaid to the Trust or discharged from such trust, as provided in Section 3.3) have been delivered to the Indenture Trustee for cancellation and the Class A Note Policy has expired in accordance with its terms and been returned to the Insurer for cancellation; or

                                    (2) all Notes not theretofore delivered to
the Indenture Trustee for cancellation

                                        (i)   have become due and payable,

                                        (ii)  will become due and payable on the
          Final Scheduled Distribution Date and the Class A Note Policy has expired in accordance with its terms and been returned to the Insurer for cancellation, or

                                        (iii) are to be called for redemption
          within one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Trust, and the Trust, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be irrevocably deposited with the Trust Collateral Agent cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due on the Final Scheduled Distribution Date or Redemption Date (if Notes shall have been called for redemption pursuant to Section 10.1(a)), as the case may be;

                  (B) the Trust has paid or caused to be paid all Insurer Trust Secured Obligations and all Trustee Trust Secured Obligations; and

                  (C) the Trust has delivered to the Indenture Trustee, the Noteholders, the Trust Collateral Agent and the Insurer an Officer's Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with. Upon such satisfaction and discharge, the Indenture Trustee shall give prompt written notice thereof to each Rating Agency.

                  Section 4.2 Application of Trust Money. All monies deposited with the Indenture Trustee pursuant to Section 4.1 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Note Paying Agent, as the Indenture Trustee may determine, to the Holders of the particular Notes for the payment or redemption of which such monies have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such monies need not be segregated from other funds except to the extent required herein or in the Sale and Servicing Agreement or required by law.

                  Section 4.3 Repayment of Monies Held by Note Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Note Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Trust, be paid to the Indenture Trustee to be held and applied according to Section 3.3 and thereupon such Note Paying Agent shall be released from all further liability with respect to such monies.

                                    ARTICLE V

                                    REMEDIES

                  Section 5.1 Events of Default. "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (i) default in the payment of any interest on any Note when the same becomes due and payable, and such default shall continue for a period of two Business Days (solely for purposes of this clause, a payment on the Notes funded by the Insurer or the Collateral Agent pursuant to the Spread Account Agreement shall be deemed to be a payment made by the Trust);

                  (ii) default in the payment of the principal of or any installment of the principal of any Notes when the same becomes due and payable and such default shall continue for a period of two Business Days (solely for purposes of this clause, a payment on the Notes funded by the Insurer or the Collateral Agent pursuant to the Spread Account Agreement, shall be deemed to be a payment made by the Trust) (A) for each Distribution Date other than the Final Scheduled Distribution Date, to the extent that the Available Amount in accordance with the priorities set forth in Section 5.7(a) of the Sale and Servicing Agreement are collected but not distributed, and (B) as to the Final Scheduled Distribution Date, irrespective of whether or not the Available Amount under Section 5.7(a) of the Sale and Servicing Agreement is sufficient therefore;

                  (iii) an Insurance Agreement Indenture Cross Default shall have occurred; provided, however, that unless an Insurer Default shall have occurred and be continuing the occurrence of an Insurance Agreement Indenture Cross Default may not form the basis of an Event of Default unless the Insurer shall, upon prior written notice to the Rating Agencies, have delivered to the Trust and the Indenture Trustee, and not rescinded, a written notice specifying that such Insurance Agreement Indenture Cross Default constitutes an Event of Default under this Indenture;

                  (iv) default in the observance or performance of any covenant or agreement of the Trust made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with) or in any certificate or other writing delivered in connection herewith, or any representation or warranty of the Trust made in this Indenture or in any certificate or other writing delivered pursuant hereto proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after the earlier to occur of (x) the date upon which written, telecopied or telephonic (confirmed promptly in writing) notice of such failure shall have been given to the Trust by the Insurer or any Noteholder or (y) the date any officer of the Trust has actual knowledge of such failure;

                  (v) the filing of an involuntary petition or an involuntary proceeding against the Trust under the Federal bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar official of the Trust or for any substantial part of the Collateral, or ordering the winding-up or liquidation of the Trust's affairs, and such petition or proceeding shall remain unstayed and in effect for a period of 60 consecutive days, or an order or decree for relief against the Trust shall be entered in any such proceeding;

                 (vi) the commencement by the Trust of a voluntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Trust to the entry of an order for relief in an involuntary case under any such law, or the consent by the Trust to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Trust or for any substantial part of the Collateral, or the making by the Trust of any general assignment for the benefit of creditors, or the failure by the Trust generally to pay its debts as such debts become due, or the taking of action by the Trust in furtherance of any of the foregoing;

                 (vii) an Event of Default or equivalent event (as defined in the particular transaction documents) under (a) any bond transaction, credit agreement, or any other agreement for which obligations in the aggregate exceed $1,000,000 to which NAFI or any affiliate (including, but not limited to, Funding Trust I, Funding Trust II or National Auto Receivables Master Trust) is a party, or (b) any bond transactions, credit agreement, or any other similar agreement between NAFI or its affiliates and First Union National Bank;

                 (viii) termination of the Custodian or the Back-up Servicer without immediate replacement by a party acceptable to the Controlling Party; or

                 (ix) occurrence of any servicer termination event under any bond transaction, credit agreement or similar agreement to which NAFI or any Seller is a party.

                  (x) so long as the Class A Notes shall no longer be outstanding, all amounts owing to the Insurer have been paid to it and the term of the Class A Note Policy shall have expired, as of any Reporting Date, (i) the Average Delinquency Ratio shall have been equal to or greater than 12.00%, (ii) the Average Default Rate is equal to or greater than 25.00% or (iii) the Average Net Loss Rate is equal to or greater than 13.00%.

                  The Trust shall deliver to each Noteholder, the Indenture Trustee, the Owner Trustee, the Insurer and each Rating Agency, within five days after the occurrence thereof, written notice in the form of an Officer's Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default, its status and what action the Trust is taking or proposes to take with respect thereto.

                  Section 5.2 Rights Upon Event of Default. (a) If an Event of Default, other than an Event of Default as described in Section 5.1(v) or (vi), shall have occurred and be continuing, the Controlling Party, in its sole discretion, may declare all the Notes to be immediately due and payable at par, by a notice in writing to the Indenture Trustee and the Noteholders, setting forth the Event or Events of Default, and, upon any such declaration, the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable. If an Event of Default, as described in Section 5.1(v) or (vi), shall have occurred and be continuing, the Indenture Trustee shall declare all the Notes to be immediately due and payable at par, and, upon any such declaration, the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable. If an Event of Default shall have occurred and be continuing, the Controlling Party may exercise any of the remedies specified in Section 5.4(a). In the event of any acceleration of any Class A Notes by operation of this
Section 5.2, the Indenture Trustee shall continue to be entitled to make claims under the Class A Note Policy pursuant to the Sale and Servicing Agreement for Scheduled Payments on the Class A Notes. Payments under the Class A Note Policy following acceleration of any Notes shall be applied by the Indenture Trustee:

                  FIRST: to Class A Noteholders for amounts due and unpaid on the Class A Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A Notes for interest;

                  SECOND: to Class A Noteholders for amounts due and unpaid on the Class A Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A Notes for principal;

                  (b) In the event any Notes are accelerated due to an Event of Default, the Insurer shall have the right (in addition to its obligation to pay Scheduled Payments on the Class A Notes in accordance with the Class A Note Policy), but not the obligation, to make payments under the Class A Note Policy or otherwise of interest and principal due on such Class A Notes, in whole or in part, on any date or dates following such acceleration as the Insurer, in its sole discretion, shall elect.

                  (c) If an Insurer Default shall have occurred and be continuing, then at any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V provided, the Controlling Class, by written notice to the Trust and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

                  (i) the Trust has paid or deposited with the Indenture Trustee a sum sufficient to pay;

                           (A) all payments of principal of and interest on all
Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

                           (B) all sums paid or advanced by the Indenture
Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

                  (ii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

                  No such rescission shall affect any subsequent default or impair any right consequent thereto.

                  Section 5.3 Collection of Indebtedness and Suits for Enforcement by Indenture Trustee. (a) The Trust covenants that if (i) a default occurs in the payment of any interest on any Note when the same becomes due and payable (solely for purposes of this clause, a payment on the Class A Notes funded by the Insurer pursuant to the Class A Note Policy or the Collateral Agent pursuant to the Spread Account shall be deemed to be payment made by the Trust), and such default continues for a period of two Business Days, or (ii) a default occurs in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable (solely for purposes of this clause, a payment on the Class A Notes funded by the Insurer pursuant to the Class A Note Policy or the Collateral Agent pursuant to the Spread Account shall be deemed to be payment made by the Trust), and such default continues for a period of two Business Days, the Trust will, upon demand of the Indenture Trustee, pay to it, for the benefit of the Holders of the Notes, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the applicable Interest Rate and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

                  (b) Each Trust Secured Party hereby irrevocably and unconditionally appoints the Controlling Party as the true and lawful attorney-in-fact of such Trust Secured Party for so long as such Trust Secured Party is not the Controlling Party, with full power of substitution, to execute, acknowledge and deliver any notice, document, certificate, paper, pleading or instrument and to do in the name of the Controlling Party as well as in the name, place and stead of such Trust Secured Party such acts, things and deeds for or on behalf of and in the name of such Trust Secured Party under this Indenture (including specifically under Section 5.4) and under the Transaction Documents which such Trust Secured Party could or might do or which may be necessary, desirable or convenient in such Controlling Party's sole discretion to effect the purposes contemplated hereunder and under the Transaction Documents and, without limitation, following the occurrence of an Event of Default, exercise full right, power and authority to take, or defer from taking, any and all acts with respect to the administration, maintenance or disposition of the Trust Property.

                  (c) If an Event of Default occurs and is continuing, the Indenture Trustee may in its discretion but with the prior written consent of the Controlling Party and shall, at the direction of the Controlling Party, proceed to protect and enforce its rights and the rights of the Noteholders and the Insurer by such appropriate Proceedings as the Indenture Trustee or the

Controlling Party shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

                  (d) In case there shall be pending, relative to the Trust or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Property, proceedings under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Trust or its property or such other obligor or Person, or in case of any other comparable judicial proceedings relative to the Trust or other obligor upon the Notes, or to the creditors or property of the Trust or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

                  (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence, bad faith or willful misconduct) and of the Noteholders allowed in such proceedings;

                  (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or person performing similar functions in any such proceedings;

                  (iii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf in accordance with the priorities as set forth in Section 5.7(a) of the Sale and Servicing Agreement after the application of such amounts to the costs of collections incurred by the Indenture Trustee; and

                  (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Notes allowed in any judicial proceedings relative to the Trust, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

                  (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

                  (f) All rights of action and of asserting claims under this Indenture, the Spread Account Agreement or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes and paid in accordance with the priorities as set forth in Section 5.7(a) of the Sale and Servicing Agreement or Section 5.6 hereof, whichever is applicable.

                  (g) In any proceedings brought by the Indenture Trustee (and also any proceedings involving the interpretation of any provision of this Indenture or the Spread Account Agreement), the Indenture Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such proceedings.

                  Section 5.4 Remedies. (a) If an Event of Default shall have occurred and be continuing, the Controlling Party may do one or more of the following (subject to Section 5.5):

                  (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Trust and any other obligor upon such Notes monies adjudged due;

                  (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Property;

                  (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Trust Secured Parties; and

                  (iv) direct the Trust Collateral Agent in writing to sell the Trust Property or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law; provided, however, that

                           (A) if the Insurer is the Controlling Party, the
Insurer may not sell or otherwise liquidate the Trust Property following an Insurance Agreement Indenture Cross Default unless

                                    (I) such Insurance Agreement Indenture Cross
         Default is pursuant to Section 5.01(a), (e), (i), (l), (m), (o), (p) or (q) of the Insurance Agreement, or

                                    (II) the proceeds of such sale or
         liquidation distributable to the Noteholders are sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and interest; or

                           (B) if the Controlling Class is the Controlling
Party, the Indenture Trustee may not sell or otherwise liquidate the Trust Property following an Event of Default unless

                                    (I) such Event of Default is of the type
         described in Section 5.1(i) or (ii), or

                                    (II) either

                                             (x) the Holders of 100% of the
                  Outstanding Amount of the Notes consent thereto,

                                             (y) the proceeds of such sale or
                  liquidation distributable to the Noteholders are sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and interest, or

                                             (z) the Indenture Trustee
                  determines that the Trust Property will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee provides prior written notice to the Rating Agencies and obtains the consent of Holders of 66-2/3% of the Outstanding Amount of the Notes.

                  In determining such sufficiency or insufficiency with respect to clause (y) and (z), the Indenture Trustee may, but need not, obtain and rely conclusively upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Property for such purpose.

                  Section 5.5 Optional Preservation of the Receivables. If the Controlling Class is the Controlling Party and if the Notes have been declared to be due and payable under Section 5.2 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Controlling Class may, but need not, elect to direct the Trust Collateral Agent to maintain possession of the Trust Property. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Indenture Trustee shall take such desire into account when determining whether or not to direct the Trust Collateral Agent to maintain possession of the Trust Property. In determining whether to direct the Trust Collateral Agent to maintain possession of the Trust Property, the Indenture Trustee may, but need not, obtain and rely conclusively upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Property for such purpose which opinion shall be at the expense of the Trust.

                  Section 5.6 Priorities. (a) Following (1) the acceleration of the Notes pursuant to Section 5.2 or (2) if an Insurer Default shall have occurred and be continuing, the occurrence of an Event of Default pursuant to
Section 5.1(i), 5.1(ii), 5.1(iii), 5.1(v) or 5.1(vi) of the Indenture or (3) the receipt of Insolvency Proceeds pursuant to Section 11.1(b) of the Sale and Servicing Agreement, the Available Amount, in addition to any amounts in respective of any money or property collected pursuant to Section 5.4 of the Indenture and any such Insolvency Proceeds, shall be applied by the Trust Collateral Agent on the related Distribution Date in the following order of priority:

                  FIRST: amounts due and owing and required to be distributed to the Servicer, the Owner Trustee, the Indenture Trustee, the Collateral Agent, the Trust Collateral Agent and the Custodian, respectively, pursuant to priorities (i) and (ii) of Section 5.7(a) of the Sale and Servicing Agreement and to the Indenture Trustee and Trust Collateral Agent pursuant to
                  Section 6.7 hereof, and not previously distributed or paid by the Servicer or otherwise, in the order of such priorities and without preference or priority of any kind within such priorities;

                  SECOND: to Class A Noteholders for amounts due and unpaid on the Class A Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A Notes for interest;

                  THIRD: to Class B Noteholders for amounts due and unpaid on the Class B Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class B Notes for interest;

                  FOURTH: to Class A Noteholders for amounts due and unpaid on the Class A Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A Notes for principal;

                  FIFTH: to the Insurer, to the extent of any amounts owing to the Insurer under the Insurance Agreement and not paid;

                  SIXTH: to Class B Noteholders for amounts due and unpaid on the Class B Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class B Notes for principal; and

                  SEVENTH: to the Collateral Agent to be applied as provided in the Spread Account Agreement.

                  (b) The Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section. At least 15 days before such record date the Trust shall mail to each Noteholder and the Indenture Trustee a notice that states the record date, the payment date and the amount to be paid.

                  Section 5.7 Limitation of Suits. No Holder of any Notes shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (i) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

                  (ii) the Holders of not less than 25% of the Outstanding Amount of the Controlling Class have made written request to the Indenture Trustee to institute such proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

                  (iii) such Holder or Holders have offered to the Indenture Trustee indemnity reasonably satisfactory to it (which requirement in the case of an institutional investor having a claims paying ability or credit rating of investment grade or better shall be satisfied by an unsecured agreement to indemnify) against the costs, expenses (including legal fees and expenses) and liabilities to be incurred in complying with such request;

                  (iv) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such proceedings;

                  (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the Outstanding Amount of the Controlling Class; and

                  (vi) an Insurer Default shall have occurred and be continuing;

it being understood and intended that no Holders of Notes shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

                  In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than a majority of the Outstanding Amount of the Controlling Class, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

                  Section 5.8 Unconditional Rights of Noteholders To Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, the Holder of any Notes shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Class A Note or Class B Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder. Any such suit shall not be instituted by the Holders of the Class B Notes until the Class A Notes shall have been indefeasibly paid in full.

                  Section 5.9 Restoration of Rights and Remedies. If the Indenture Trustee, the Controlling Party or any Noteholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, then and in every such case the Trust, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee, the Controlling Party and the Noteholders shall continue as though no such proceeding had been instituted.

                  Section 5.10 Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Controlling Party or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  Section 5.11 Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee or the Controlling Party to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or the Controlling Party may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or the Controlling Party.

                  Section 5.12 Control by Noteholders. If a Controlling Class is the Controlling Party, the Holders of a majority of the Outstanding Amount of such Class of Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee or the Controlling Party; provided that

                  (i) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (ii) subject to the express terms of Section 5.4, any direction to the Indenture Trustee to sell or liquidate the Trust Property shall be by the Holders of Notes representing not less than 100% of the Outstanding Amount of the Notes;

                  (iii) such Class of Noteholders shall provide indemnity satisfactory to the Indenture Trustee (which requirement in the case of an institutional investor having a claims paying ability or credit rating of investment grade or better shall be satisfied by an unsecured agreement to indemnify) against any and all loss, liability or expense incurred by it in connection with its performance of its duties under this Section 5.12;

                  (iv) if the conditions set forth in Section 5.5 have been satisfied and the Indenture Trustee elects to retain the Trust Property pursuant to such Section, then any direction to the Indenture Trustee by Holders of Notes representing less than 100% of the Outstanding Amount of the Notes to sell or liquidate the Trust Property shall be of no force and effect; and

                  (v) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.

                  Section 5.13 Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.4, the Controlling Party may waive any past Default or Event of Default and its consequences except a Default (a) in payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Class A Note or Class B Note. In the case of any such waiver, the Trust, the Insurer, the Indenture Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

                  Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

                  Section 5.14 Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Notes by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Amount of any Class of the Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Notes and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

                  Section 5.15 Waiver of Stay or Extension Laws. The Trust covenants (to the extent that it may lawfully do so) that it will not at anytime insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Trust (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                  Section 5.16 Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee, the Insurer or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Trust or by the levy of any execution under such judgment upon any portion of the Trust Property or upon any of the assets of the Trust.

                  Section 5.17 Performance and Enforcement of Certain Obligations. (a) Promptly following a request from the Indenture Trustee or the Controlling Party to do so and at the Servicer's expense, the Trust agrees to take all such lawful action as the Indenture Trustee or the Controlling Party may request to compel or secure the performance and observance by the Seller and the Servicer, as applicable, of each of their obligations to the Trust under or in connection with the Sale and Servicing Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Trust under or in connection with the Sale and Servicing Agreement to the extent and in the manner directed by the Indenture Trustee or the Controlling Party, including the transmission of notices of default on the part of the Seller or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller or the Servicer of each of their obligations under the Sale and Servicing Agreement.

                  (b) (i) If the Controlling Class is the Controlling Party and if an Event of Default has occurred and is continuing, the Indenture Trustee may, and, at the written direction of the Holders of 66-2/3% of the Outstanding Amount of each Class of the Notes shall, and (ii) if the Insurer is the Controlling Party, the Indenture Trustee shall, at the written direction of the Insurer, exercise all rights, remedies, powers, privileges and claims of the Trust against the Seller or the Servicer under or in connection with the Sale and Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Seller or the Servicer of each of their obligations to the Trust thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Sale and Servicing Agreement, and any right of the Trust to take such action shall be suspended;

                  Section 5.18 Subrogation. The Indenture Trustee shall (i) receive as attorney-in-fact of each Class A Noteholder any Class A Note Policy Claim Amount from the Insurer and (ii) deposit the same in the Class A Note Distribution Account for distribution to Class A Noteholders. Any and all Class A Note Policy Claim Amounts disbursed by the Indenture Trustee from claims made under the Class A Note Policy shall not be considered payment by the Trust or from the Series 1999-1 Spread Account with respect to such Class A Notes, and shall not discharge the obligations of the Trust with respect thereto. The Insurer shall, to the extent it makes any payment with respect to the Class A Notes, become subrogated to the rights of the recipient of such payments to the extent of such payments. Subject to and conditioned upon any payment with respect to the Class A Notes by or on behalf of the Insurer, the Indenture Trustee shall assign to the Insurer all rights to the payment of interest or principal with respect to the Class A Notes which are then due for payment to the extent of all payments made by the Insurer, and the Insurer may exercise any option, vote right, power or the like with respect to the Class A Notes to the extent that it has made payment pursuant to the Class A Note Policy and has not been reimbursed. To evidence such subrogation, the Note Registrar shall note the Insurer's rights as subrogee upon the register of Noteholders upon receipt from the Insurer of proof of payment by the Insurer of any Class A Noteholders' Interest Distributable Amount or Class A Noteholders' Principal Distributable Amount. The foregoing subrogation shall in all cases be subject to the rights of the Noteholders to receive all Scheduled Payments in respect of the Class A Notes.

                  Section 5.19 Preference Claims. (a) In the event that the Indenture Trustee has received a certified copy of an order of the appropriate court that any Class A Scheduled Payment paid on a Class A Note has been avoided in whole or in part as a preference payment under applicable bankruptcy law, the Indenture Trustee shall so notify the Insurer, shall comply with the provisions of the Class A Note Policy to obtain payment by the Insurer of such avoided payment, and shall, at the time it provides notice to the Insurer, notify Holders of the Class A Notes by mail that, in the event that any Class A Noteholder's payment is so recoverable, such Class A Noteholder will be entitled to payment pursuant to the terms of the Class A Note Policy. The Indenture Trustee shall furnish to the Insurer at its written request, the requested records it holds in its possession evidencing the payments of principal of and interest on Class A Notes, if any, which have been made by the Indenture Trustee and subsequently recovered from Class A Noteholders, and the dates on which such payments were made. Pursuant to the terms of the Class A Note Policy, the Insurer will make such payment on behalf of the Class A Noteholder to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order (as defined in the Class A Note Policy) and not to the Indenture Trustee or any Class A Noteholder directly (unless a Class A Noteholder has previously paid such payment to the receiver, conservator, debtor-in-possession or trustee in bankruptcy, in which case the Insurer will make such payment to the Indenture Trustee for distribution to such Class A Noteholder upon proof of such payment reasonably satisfactory to the Insurer).

                  (b) The Indenture Trustee shall promptly notify the Insurer of any proceeding or the institution of any action (of which the Indenture Trustee has actual knowledge) seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (a "Preference Claim") of any distribution made with respect to the Class A Notes. Each Class A Noteholder, by its purchase of Class A Notes, and the Indenture Trustee hereby agree that so long as an Insurer Default shall not have occurred and be continuing, the Insurer may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim including, without limitation, (i) the direction of any appeal of any order relating to any Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal at the expense of the Insurer, but subject to reimbursement as provided in the Insurance Agreement. In addition, and without limitation of the foregoing, as set forth in
Section 5.18, the Insurer shall be
subrogated to, and each Noteholder and the Indenture Trustee hereby delegate and assign, to the fullest extent permitted by law, the rights of the Indenture Trustee and each Class A Noteholder in the conduct of any proceeding with respect to a Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

                  Section 5.20 Optional Purchase of Class A Notes. Upon the occurrence of an Event of Default, the Class B Noteholders representing more than fifty percent (50%) of the outstanding principal balance of all Class B Notes outstanding on such date may (but shall not be obligated to) purchase all (but not less than all) of all Class A Notes then outstanding, for an amount equal to the sum of (i) the then unpaid balance of all Class A Notes, (ii) interest at the interest rate or rates in effect at that time on the amounts set forth in clause (i) and all other unpaid obligations of the Issuer under the Transaction Documents for all such Class A Notes. The Trustee shall, promptly upon receipt of such amount, distribute such amount to the Holders of the Class A Notes and to the other Persons identified by the Controlling Party as entitled to such amounts.


                                   ARTICLE VI

              THE INDENTURE TRUSTEE AND THE TRUST COLLATERAL AGENT

                  Section 6.1 Duties of Indenture Trustee. (a) If an Event of Default has occurred and is continuing, of which a Responsible Officer of the Indenture Trustee and the Trust Collateral Agent, as the case may be, has actual knowledge, then the Indenture Trustee or the Trust Collateral Agent, as the case may be, shall exercise the rights and powers vested in it by this Indenture and the Transaction Documents and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  (b) Except during the continuance of an above-mentioned Event of Default:

                  (i) each of the Indenture Trustee and the Trust Collateral Agent undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee and the Trust Collateral Agent, respectively; and

                  (ii) in the absence of bad faith on its part, each of the Indenture Trustee and the Trust Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee or the Trust Collateral Agent, as the case may be and conforming to the requirements of this Indenture; provided however, the Indenture Trustee and the Trust Collateral Agent shall examine the certificates and opinions to determine whether or not they conform on their face to the requirements of this Indenture.

                  (c) Each of the Indenture Trustee and the Trust Collateral Agent may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (i) this paragraph does not limit the effect of paragraph (b) of this Section;


                  (ii) each of the Indenture Trustee and the Trust Collateral Agent shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee or the Trust Collateral Agent was negligent in ascertaining the pertinent facts; and

                  (iii) each of the Indenture Trustee and the Trust Collateral Agent shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.12.

                  (d) The Indenture Trustee and the Trust Collateral Agent shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Trust.

                  (e) Money held in trust by the Indenture Trustee or the Trust Collateral Agent need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Sale and Servicing Agreement.

                  (f) No provision of this Indenture shall require the Indenture Trustee or the Trust Collateral Agent to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or indemnity reasonably satisfactory to it (which requirement in the case of an institutional investor having a claims paying ability or credit rating of investment grade or better shall be satisfied by an unsecured agreement to indemnify) against such risk or liability is not reasonably assured to it.

                  (g) Every provision of this Indenture relating to the conduct affecting the liability of or affording protection to the Indenture Trustee or the Trust Collateral Agent shall be subject to the provisions of this Section.

                  (h) The Indenture Trustee or the Trust Collateral Agent shall, upon two Business Days' prior written notice to the Indenture Trustee or the Trust Collateral Agent, as the case may be, permit any representative of the Insurer or any Noteholder holding at least 5% of any Class of Notes outstanding, during the Indenture Trustee's or the Trust Collateral Agent, as the case may be, normal business hours, to examine all books of account, records, reports and other papers of the Indenture Trustee or the Trust Collateral Agent, as the case may be, relating to the Notes, to make copies and extracts therefrom and to discuss the Indenture Trustee's or the Trust Collateral Agent's affairs and actions, as such affairs and actions relate to the Indenture Trustee's or the Trust Collateral Agent's duties with respect to the Notes, with the Indenture Trustee's or the Trust Collateral Agent's officers and employees responsible for carrying out the Indenture Trustee's or the Trust Collateral Agent's duties with respect to the Notes at the sole cost and expense of the Trust.

                  (i) The Indenture Trustee shall, and hereby agrees that it will, hold the Class A Note Policy in trust, and will hold any proceeds of any claim on the Class A Note Policy in trust solely for the use and benefit of the Class A Noteholders.

                  (j) Without limiting the generality of this Section 6.1, the Indenture Trustee shall have no duty (i) to see to any recording, filing or depositing of this Indenture or any agreement referred to herein or any financing statement evidencing a security interest in the Financed Vehicles, or to see to the maintenance of any such recording or filing or depositing or to any recording, refiling or redepositing of any thereof, (ii) to see to any insurance of the Financed Vehicles or Obligors or to effect or maintain any such insurance, (iii) to see to the payment or discharge of any tax, assessment or other governmental charge or any Lien or encumbrance of any kind owing with respect to, assessed or levied against any part of the Trust, (iv) to confirm or verify the contents of any reports or certificates delivered to the Indenture Trustee pursuant to this Indenture or the Sale and Servicing Agreement believed by the Indenture Trustee to be genuine and to have been signed or presented by the proper party or parties, or (v) to inspect the Financed Vehicles at any time or ascertain or inquire as to the performance of observance of any of the Trust's, the Seller's or the Servicer's representations, warranties or covenants or the Servicer's duties and obligations as Servicer and as custodian of the Receivable Files under the Sale and Servicing Agreement.

                  (k) In no event shall Harris Trust and Savings Bank, in any of its capacities hereunder, be deemed to have assumed any duties of the Owner Trustee under the Delaware Business Trust Statute, common law, or the Trust Agreement.

                  (l) The Indenture Trustee shall not (i) take any action that, to the actual knowledge of the Indenture Trustee, would result in the Trust's becoming taxable as a corporation or a publicly-traded partnership for Federal income tax purposes, or (ii) in accordance with clause (i) hereof (without limitation), participate in the establishment of a market or the inclusion of the Trust's interests thereon, within the meaning of Treasury Regulation Section 1.7704-1(d)(1).

                  Section 6.2 Rights of Indenture Trustee and the Trust Collateral Agent. (a) The Indenture Trustee and the Trust Collateral Agent may rely conclusively on any document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee and the Trust Collateral Agent need not investigate any fact or matter stated in the document.

                  (b) Before the Indenture Trustee or the Trust Collateral Agent acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officer's Certificate or Opinion of Counsel.

                  (c) The Indenture Trustee or the Trust Collateral Agent may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee or the Trust Collateral Agent shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, NAFI, including in its capacity as Servicer, or any other such agent, attorney, custodian or nominee appointed with due care by it hereunder.

                  (d) The Indenture Trustee or the Trust Collateral Agent shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's or the Trust Collateral Agent's conduct does not constitute willful misconduct, negligence or bad faith.

                  (e) The Indenture Trustee and the Trust Collateral Agent may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                  (f) The Indenture Trustee and the Trust Collateral Agent shall be under no obligation to institute, conduct, defend any litigation or take any action under this Indenture or in relation to this Indenture, at the request, order or direction of any of the Holders of Notes or the Insurer, pursuant to the provisions of this Indenture, unless such Holders of Notes or the Insurer shall have offered to the Indenture Trustee and the Trust Collateral Agent reasonable security or indemnity (which requirement in the case of an institutional investor having a claims paying ability or credit rating of investment grade or better shall be satisfied by an unsecured agreement to indemnify) against the costs, expenses and liabilities that may be incurred therein or thereby; provided, however that the Indenture Trustee and the Trust Collateral Agent shall, upon the occurrence of an Event of Default (that has not been cured), exercise the rights and powers vested in it by this Indenture and the Transaction Documents and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  (g) The Indenture Trustee and the Trust Collateral Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Insurer (so long as no Insurer Default shall have occurred and be continuing) or, if an Insurer Default shall have occurred and be continuing, by the Holders of Notes evidencing not less than 25% of the Outstanding Amount of either Class thereof; provided, however, that if the payment within a reasonable time to the Indenture Trustee and the Trust Collateral Agent of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee or the Trust Collateral Agent, not reasonably assured to the Indenture Trustee or the Trust Collateral Agent by the security afforded to it by the terms of this Indenture or the Sale and Servicing Agreement, the Indenture Trustee or the Trust Collateral Agent may require indemnity reasonably satisfactory to it against such cost, expense (including legal fees and expenses) or liability as a condition to such proceeding; the reasonable expense of every such examination shall be paid by the Person making such request, or, if paid by the Indenture Trustee or the Trust Collateral Agent, shall be reimbursed by the Person making such request upon demand.

                  Section 6.3 Individual Rights of Indenture Trustee. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Trust or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Note Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Sections 6.11 and 6.12.

                  Section 6.4 Indenture Trustee's Disclaimer. Each of the Indenture Trustee and the Trust Collateral Agent shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, the Trust Property or the Notes, it shall not be accountable for the Trust's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Trust in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

                  Section 6.5 Notice of Defaults. If an Event of Default occurs and is continuing and if it is either actually known by, or written notice of the existence thereof has been delivered to, a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail to each Noteholder notice of the Default within five days after such knowledge or notice occurs.

                  Section 6.6 Reports by Indenture Trustee to Holders. The Servicer shall on behalf of the Trust deliver to each Noteholder such information as may be reasonably required to enable such Holder to prepare its Federal and state income tax returns required by law.

                  Section 6.7 Compensation and Indemnity. (a) Pursuant to
Section 5.7(a) of the Sale and Servicing Agreement and subject to Section 6.18 herein, the Trust shall, or shall cause the Servicer to, pay to the Indenture Trustee and the Trust Collateral Agent from time to time compensation for its services. The Indenture Trustee's and the Trust Collateral Agent's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Trust shall or shall cause the Servicer to reimburse the Indenture Trustee and the Trust Collateral Agent for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's and the Trust Collateral Agent's agents, counsel, accountants and experts. The Trust shall or shall cause the Servicer to indemnify the Indenture Trustee, the Trust Collateral Agent and their respective officers, directors, employees and agents against any and all loss, liability or expense (including attorneys' fees and expenses) incurred by each of them in connection with the acceptance or the administration of this trust and the performance of its duties hereunder. The Indenture Trustee or the Trust Collateral Agent shall notify the Trust and the Servicer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee or the Trust Collateral Agent to so notify the Trust and the Servicer shall not relieve the Trust of its obligations hereunder or the Servicer of its obligations under Article XII of the Sale and Servicing Agreement. The Trust shall or shall cause the Servicer to defend the claim, the Indenture Trustee or the Trust Collateral Agent may have separate counsel and the Trust shall or shall cause the Servicer to pay the fees and expenses of such counsel. Neither the Trust nor the Servicer need reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee or the Trust Collateral Agent through the Indenture Trustee's or the Trust Collateral Agent's own willful misconduct, negligence or bad faith.

                  (b) The Trust's payment obligations to the Indenture Trustee pursuant to this Section shall survive the discharge of this Indenture or the earlier resignation or removal of the Indenture Trustee or the Trust Collateral Agent. When the Indenture Trustee incurs expenses after the occurrence of a Default specified in Section 5.1(iv) or (v) with respect to the Trust, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or similar law.

Notwithstanding anything else set forth in this Indenture or the Transaction Documents, the Indenture Trustee agrees that the obligations of the Trust (but not the Servicer) to the Indenture Trustee hereunder and under the Transaction Documents shall be recourse to the Trust Property only and specifically shall not be recourse to the assets of the Trust or any Noteholder. In addition, the Indenture Trustee agrees that its recourse to the Trust, the Trust Property, the Seller and amounts held pursuant of the Spread Account Agreement shall be limited to the right to receive the distributions referred to in Section 5.7(a) of the Sale and Servicing Agreement or Section 3.03 of the Spread Account Agreement.

                  Section 6.8 Replacement of Indenture Trustee. The Indenture Trustee may resign at any time by so notifying the Noteholders, the Trust and the Insurer with 60 days prior written notice. The Trust may and, at the request of the Controlling Party shall, remove the Indenture Trustee, if:

                  (i) the Indenture Trustee fails to comply with Section 6.11;

                  (ii) a court having jurisdiction in the premises in respect of the Indenture Trustee in an involuntary case or proceeding under federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, shall have entered a decree or order granting relief or appointing a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or similar official) for the Indenture Trustee or for any substantial part of the Indenture Trustee's property, or ordering the winding-up or liquidation of the Indenture Trustee's affairs;

                  (iii) an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or another present or future federal or state bankruptcy, insolvency or similar law is commenced with respect to the Indenture Trustee and such case is not dismissed within 60 days;

                  (iv) the Indenture Trustee commences a voluntary case under any federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or other similar official) for the Indenture Trustee or for any substantial part of the Indenture Trustee's property, or makes any assignment for the benefit of creditors or fails generally to pay its debts as such debts become due or takes any corporate action in furtherance of any of the foregoing;

                  (v) the Indenture Trustee otherwise becomes incapable of acting; or

                  (vi) the rating assigned to the long-term unsecured debt obligations of the Indenture Trustee by the Rating Agencies shall be lowered below the rating of "BBB", "Baa3" or equivalent rating or be withdrawn by either of the Rating Agencies.

                  If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of the Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Trust shall promptly appoint a successor Indenture

Trustee acceptable to the Controlling Party. If the Trust fails to appoint such a successor Indenture Trustee, the Controlling Party may appoint a successor Indenture Trustee.

                  A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee, the Controlling Party and to the Trust. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the retiring Indenture Trustee under this Indenture subject to satisfaction of the Rating Agency Condition. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

                  If a successor Indenture Trustee does not take office within 120 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Trust or the Holders of a majority in Outstanding Amount of either Class of Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

                  If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

                  Any resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Indenture Trustee pursuant to Section 6.8 and payment of all fees and expenses owed to the outgoing Indenture Trustee.

                  Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Trust's and the Servicer's obligations under
Section 6.7 shall continue for the benefit of the retiring Indenture Trustee.

                  Section 6.9 Successor Indenture Trustee by Merger. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee.

                  In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

                  Section 6.10 Appointment of Co-Indenture Trustee or Separate Indenture Trustee. (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust may at the time be located, the Indenture Trustee with the prior written consent of the Controlling Party shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trust as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.8 hereof.

                  (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                  (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder, including acts or omissions of predecessor or successor trustees; and

                  (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

                  (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and cotrustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

                  (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, dissolve, become insolvent, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall invest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                  Section 6.11 Eligibility; Disqualification. The Indenture Trustee shall have a combined capital and surplus of at least $100,000,000 as set forth in its most recent published annual report of condition and it shall have a long term debt rating of A or better by the Rating Agencies. The Indenture Trustee shall provide copies of such reports to the Insurer and each Noteholder upon request.

                  Section 6.12 [Reserved].

                  Section 6.13 Appointment and Powers. Subject to the terms and conditions hereof, each of the Trust Secured Parties hereby appoints Harris Trust and Savings Bank as the Trust Collateral Agent with respect to the Collateral, and Harris Trust and Savings Bank hereby accepts such appointment and agrees to act as Trust Collateral Agent with respect to the Collateral for the Trust Secured Parties, to maintain custody and possession of such Collateral (except as otherwise provided hereunder) and to perform the other duties of the Trust Collateral Agent in accordance with the provisions of this Indenture and the other Transaction Documents. Each Trust Secured Party hereby authorizes the Trust Collateral Agent to take such action on its behalf, and to exercise such rights, remedies, powers and privileges hereunder, as the Controlling Party may direct and as are specifically authorized to be exercised by the Trust Collateral Agent by the terms hereof, together with such actions, rights, remedies, powers and privileges as are reasonably incidental thereto. The Trust Collateral Agent shall act upon and in compliance with the written instructions of the Controlling Party delivered pursuant to this Indenture promptly following receipt of such written instructions; provided that the Trust Collateral Agent shall not act in accordance with any instructions (i) which are not authorized by, or in violation of the provisions of, this Indenture or (ii) for which the Trust Collateral Agent has not received reasonable indemnity. Receipt of such instructions shall not be a condition to the exercise by the Trust Collateral Agent of its express duties hereunder, except where this Indenture provides that the Trust Collateral Agent is permitted to act only following and in accordance with such instructions.

                  Section 6.14 Performance of Duties. The Trust Collateral Agent shall have no duties or responsibilities except those expressly set forth in this Indenture and the other Transaction Documents to which the Trust Collateral Agent is a party or as directed by the Controlling Party in accordance with this Indenture. The Trust Collateral Agent shall not be required to take any discretionary actions hereunder except at the written direction and with indemnification from the Controlling Party. The Trust Collateral Agent shall, and hereby agrees that it will, perform all of the duties and obligations required of it under the Sale and Servicing Agreement.

                  Section 6.15 Limitation on Liability. Neither the Trust Collateral Agent nor any of its directors, officers, employees and agents shall be liable for any action taken or omitted to be taken by it or them hereunder, or in connection herewith, except that the Trust Collateral Agent shall be liable for its negligence, bad faith or willful misconduct; nor shall the Trust Collateral Agent be responsible for the validity, effectiveness, value, sufficiency or enforceability against the Trust of this Indenture or any of the Collateral (or any part thereof).

Notwithstanding any term or provision of this Indenture, the Trust Collateral Agent shall incur no liability to the Trust or the Trust Secured Parties for any action taken or omitted by the Trust Collateral Agent in connection with the Collateral, except for the negligence, bad faith or willful misconduct on the part of the Trust Collateral Agent, and, further, shall incur no liability to the Trust Secured Parties except for negligence, bad faith or willful misconduct in carrying out its duties to the Trust Secured Parties. Subject to Section 6.16, the Trust Collateral Agent shall be protected and shall incur no liability to any such party in conclusively relying upon the accuracy, acting in reliance upon the contents, and assuming the genuineness of any notice, demand, certificate, signature, instrument or other document reasonably believed by the Trust Collateral Agent to be genuine and to have been duly executed by the appropriate signatory, and (absent actual knowledge to the contrary) the Trust Collateral Agent shall not be required to make any independent investigation with respect thereto. The Trust Collateral Agent shall at all times be free independently to establish to its reasonable satisfaction, but shall have no duty to independently verify, the existence or nonexistence of facts that are a condition to the exercise or enforcement of any right or remedy hereunder or under any of the Transaction Documents. The Trust Collateral Agent may consult with counsel, and shall not be liable for any action taken or omitted to be taken by it hereunder in good faith and in accordance with the advice of such counsel. The Trust Collateral Agent shall not be under any obligation to exercise any of the remedial rights, obligations or powers vested in it by this Indenture or to follow any direction from the Controlling Party unless it shall have received security or indemnity satisfactory to the Trust Collateral Agent against the costs, expenses and liabilities which might be incurred by it.

                  Section 6.16 Reliance Upon Documents. In the absence of negligence, bad faith or willful misconduct on its part, the Trust Collateral Agent shall be entitled to rely conclusively on any communication, instrument, paper or other document reasonably believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons and shall have no liability in acting, or omitting to act, where such action or omission to act is in reasonable reliance upon any statement or opinion contained in any such document or instrument.

                  Section 6.17 Successor Trust Collateral Agent. (a) Merger. Any Person into which the Trust Collateral Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its trust business and assets as a whole or substantially as a whole, or any Person resulting from any such conversion, merger, consolidation, sale or transfer to which the Trust Collateral Agent is a party, shall (provided it is otherwise qualified to serve as the Trust Collateral Agent hereunder) be and become a successor Trust Collateral Agent hereunder and be vested with all of the title to and interest in the Collateral and all of the trusts, powers, discretions, immunities, privileges and other matters as was its predecessor without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding, except to the extent, if any, that any such action is necessary to perfect, or continue the perfection of, the security interest of the Trust Secured Parties in the Collateral; provided that any such successor shall also be the successor Indenture Trustee under Section 6.9.

                  (b) Resignation. The Trust Collateral Agent and any successor Trust Collateral Agent may resign at any time by giving the Trust, the Noteholders and the Insurer 60

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days prior written notice; provided that the Trust Collateral Agent shall not so resign unless it shall also resign as Indenture Trustee hereunder.

                  (c) Removal. The Trust Collateral Agent may be removed by the Controlling Party at any time (and should be removed at any time that the Indenture Trustee has been removed), with or without cause, by an instrument or concurrent instruments in writing delivered to the Trust Collateral Agent, the other Trust Secured Parties and the Trust. A temporary successor may be removed at any time to allow a successor Trust Collateral Agent to be appointed pursuant to subsection (d) below. Any removal pursuant to the provisions of this subsection (c) shall take effect only upon the date which is the latest of (i) the effective date of the appointment of a successor Trust Collateral Agent and the acceptance in writing by such successor Trust Collateral Agent of such appointment and of its obligation to perform its duties hereunder in accordance with the provisions hereof, and (ii) receipt by the Controlling Party of an Opinion of Counsel to the effect described in Section 3.6.

                  (d) Acceptance by Successor. The Controlling Party shall have the sole right to appoint each successor Trust Collateral Agent. Every temporary or permanent successor Trust Collateral Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Indenture Trustee, each Trust Secured Party and the Trust an instrument in writing accepting such appointment hereunder and the relevant predecessor shall execute, acknowledge and deliver such other documents and instruments as will effectuate the delivery of all Collateral to the successor Trust Collateral Agent, whereupon such successor, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, duties and obligations of its predecessor. Such predecessor shall, nevertheless, on the written request of either Trust Secured Party or the Trust, execute and deliver an instrument transferring to such successor all the estates, properties, rights and powers of such predecessor hereunder. In the event that any instrument in writing from the Trust or a Trust Secured Party is reasonably required by a successor Trust Collateral Agent to more fully and certainly vest in such successor the estates, properties, rights, powers, duties and obligations vested or intended to be vested hereunder in the Trust Collateral Agent, any and all such written instruments shall, at the request of the temporary or permanent successor Trust Collateral Agent, be forthwith executed, acknowledged and delivered by the Indenture Trustee or the Trust, as the case may be. The designation of any successor Trust Collateral Agent and the instrument or instruments removing any Trust Collateral Agent and appointing a successor hereunder, together with all other instruments provided for herein, shall be maintained with the records relating to the Collateral and, to the extent required by applicable law, filed or recorded by the successor Trust Collateral Agent in each place where such filing or recording is necessary to effect the transfer of the Collateral to the successor Trust Collateral Agent or to protect or continue the perfection of the security interests granted hereunder.

                  Section 6.18 Compensation. The Trust Collateral Agent shall not be entitled to any compensation for the performance of its duties hereunder other than the compensation it is entitled to receive in its capacity as Indenture Trustee. Upon termination of the Indenture Trustee the Trust Collateral Agent's duties hereunder shall also terminate.

                  Section 6.19 Representations and Warranties of the Indenture Trustee and the Trust Collateral Agent. Each of the Trust Collateral Agent and the Indenture Trustee represents and warrants to the Trust and to each Trust Secured Party as follows:

                  (a) Due Organization. Each of the Indenture Trustee and the Trust Collateral Agent is an Illinois banking corporation, duly organized, validly existing and in good standing under the laws of Illinois and is duly authorized and licensed under applicable law to conduct its business as presently conducted.

                  (b) Corporate Power. Each of the Indenture Trustee and the Trust Collateral Agent has all requisite right, power and authority to execute and deliver this Indenture and to perform all of its duties as the Indenture Trustee or Trust Collateral Agent, as the case may be, hereunder.

                  (c) Due Authorization. The execution and delivery by the Trust Collateral Agent and the Indenture Trustee of this Indenture and the other Transaction Documents to which it is a party, and the performance by the Trust Collateral Agent and the Indenture Trustee of its duties hereunder and thereunder, have been duly authorized by all necessary corporate proceedings, are required for the valid execution and delivery by the Trust Collateral Agent or the Indenture Trustee, or the performance by the Trust Collateral Agent or the Indenture Trustee, of this Indenture and such other Transaction Documents.

                  (d) Valid and Binding Indenture. Each of the Indenture Trustee and the Trust Collateral Agent has duly executed and delivered this Indenture and each other Transaction Document to which it is a party, and each of this Indenture and each such other Transaction Document constitutes the legal, valid and binding obligation of the Indenture Trustee and the Trust Collateral Agent, enforceable against the Indenture Trustee and the Trust Collateral Agent in accordance with its terms, except as (i) such enforceability may be limited by bankruptcy, insolvency, reorganization and similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

                  Section 6.20 Waiver of Setoffs. The Indenture Trustee and the Trust Collateral Agent hereby expressly waives any and all rights of setoff that the Indenture Trustee or the Trust Collateral Agent may otherwise at any time have under applicable law with respect to any Trust Account and agrees that amounts in the Trust Accounts shall at all times be held and applied solely in accordance with the provisions hereof.

                  Section 6.21 Control by the Controlling Party. The Indenture Trustee and the Trust Collateral Agent shall comply with notices and instructions given by the Trust only if accompanied by the written consent of the Controlling Party, except that if any Event of Default shall have occurred and be continuing, the Indenture Trustee and the Trust Collateral Agent shall act upon and comply with notices and instructions given by the Controlling Party alone in the place and stead of the Trust.

                                   ARTICLE VII

                         NOTEHOLDERS' LISTS AND REPORTS

                  Section 7.1 Trust To Furnish To Indenture Trustee Names and Addresses of Noteholders. The Trust will furnish or cause to be furnished to the Indenture Trustee (a) not more than five days after the earlier of (i) each Record Date and (ii) three months after the last Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders as of such Record Date, (b) at such other times as the Indenture Trustee may request in writing, within 10 days after receipt by the Trust of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished. The Indenture Trustee or, if the Indenture Trustee is not the Note Registrar, the Trust shall furnish to the Insurer and each Noteholder in writing upon their written request and at such other times as the Insurer or such Noteholder may request a copy of the list.

                  Section 7.2 Preservation of Information; Communications to Noteholders. (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders contained in the most recent list furnished to the Indenture Trustee as provided in Section
7.1 and the names and addresses of Holders received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.1 upon receipt of a new list so furnished.

                  Section 7.3 Reports

                  (a) [Reserved].

                  (b) Unless the Trust otherwise determines, the fiscal year of the Trust shall end on December 31 of each year.

                                  ARTICLE VIII

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

                  Section 8.1 Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable, by the Trust Collateral Agent pursuant to this Indenture and the Sale and Servicing Agreement. The Indenture Trustee shall apply all such money received by it, or cause the Trust Collateral Agent to apply all money received by it as provided in this Indenture and the Sale and Servicing Agreement. Except as otherwise expressly provided in this Indenture or in the Sale and Servicing Agreement, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Property, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.

Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

                  Section 8.2 Release of Collateral. (a) Subject to the payment of its fees and expenses pursuant to Section 6.7, the Trust Collateral Agent may, and when required by the Trust and the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Trust Collateral Agent as provided in this Article VIII shall be bound to ascertain the Trust Collateral Agent's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

                  (b) The Trust Collateral Agent shall, at such time as there are no Notes outstanding, the Insurer has been paid all amounts due to it hereunder and under the Insurance Agreement, the Class A Note Policy has expired in accordance with its terms and all sums due the Indenture Trustee pursuant to
Section 6.7 have been paid, release any remaining portion of the Trust Property that secured the Notes from the lien of this Indenture and release to the Trust or any other Person entitled thereto any funds then on deposit in the Accounts. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.2(b) only upon receipt of a Trust Request accompanied by an Officer's Certificate and an Opinion of Counsel and the prior written consent of the Controlling Party.

                  Section 8.3 Opinion of Counsel. The Trust Collateral Agent shall receive at least seven days' notice when requested by the Trust to take any action pursuant to Section 8.2(a), accompanied by copies of any instruments involved, and the Indenture Trustee shall also require as a condition to such action, an Opinion of Counsel in form and substance satisfactory to each of the Controlling Party and the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Trust Property. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

                  Section 9.1 Supplemental Indentures. (a) Without the consent of the Noteholders, the Trust and the Indenture Trustee, when authorized by a Trust Order, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Indenture Trustee, to cure any ambiguity, to correct or supplement any provisions in this Agreement, to comply with any changes in the Code, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions herein; provided, however, that such action shall not adversely affect in any material respect the interests of any Noteholder or the Insurer. Notwithstanding anything to the contrary, the Trust and the Indenture Trustee may not enter into one or more indentures supplemental hereto under this subsection (a) without the consent of the Class B Noteholder, for so long as First Union National Bank or an affiliate thereof is a Class B Noteholder.

                  (b) The Trust and the Indenture Trustee, when authorized by a Trust Order, also may, with prior notice to the Rating Agencies, with the prior written consent of the Insurer (unless an Insurer Default shall have occurred and be continuing) and with the consent of the Holders of not less than a majority of the Outstanding Amount of each Class of the Notes, by Act of such Holders delivered to the Trust and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that, subject to the express rights of the Insurer under the Transaction Documents, no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

                  (i) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto, change the provision of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Property to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Notes or the interest thereon is payable;

                  (ii) impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption
         Date);

                  (iii) reduce the percentage of the Outstanding Amount of the Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

                  (iv) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

                  (v) reduce the percentage of the Outstanding Amount of the Notes required to direct the Indenture Trustee to direct the Trust to sell or liquidate the Trust Property pursuant to Section 5.4;

                  (vi) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Transaction Documents cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

                 (vii) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Notes on any Distribution Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Holders of Notes to the benefit of any provisions for the mandatory redemption of the Notes contained herein;

                 (viii) permit the creation of any lien with respect to any part of the Trust Property or, except as otherwise permitted or contemplated herein or in any of the Transaction Documents, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Notes of the security provided by the lien of this Indenture; or

                 (ix) result in the Trust becoming subject to tax as a corporation.

                  The Indenture Trustee may determine whether or not any Notes would be adversely affected by any supplemental indenture upon receipt of an Opinion of Counsel of a nationally recognized law firm to that effect and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

                  Section 9.2 Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.1 and 6.2, shall be fully protected in relying upon, an Opinion of Counsel of a nationally recognized law firm (and, if requested, an Officer's Certificate) stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise. Notwithstanding anything to the contrary, ten Business Days prior to the execution of any supplemental indenture or consent pursuant to Section 9.1 hereof, the Indenture Trustee shall furnish copies of such supplemental indenture or written notification of such consent to each Noteholder and the Rating Agencies.

                  Section 9.3 Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Trust and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

                  Section 9.4 Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the

Trust or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Trust, to any such supplemental indenture may be prepared and executed by the Trust and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

                                    ARTICLE X

                               REDEMPTION OF NOTES

                  Section 10.1 Redemption. (a) The Notes are subject to redemption in whole, but not in part, at the direction of the Seller pursuant to
Section 11.1(a) of the Sale and Servicing Agreement, on any Distribution Date on which the Servicer or Seller exercises its option to purchase the Trust Property pursuant to said Section 11.1(a), for a purchase price equal to the Redemption Price. The Servicer or the Trust shall furnish the Noteholders, the Insurer and each Rating Agency notice of such redemption. If the Notes are to be redeemed pursuant to this Section 10.1(a), the Servicer or the Trust shall furnish notice of such election to the Indenture Trustee not later than 35 days prior to the Redemption Date and the Trust shall deposit with the Indenture Trustee in the Class A Note Distribution Account and the Class B Note Distribution Account the Redemption Price of the Notes within five Business Days prior to the Redemption Date whereupon all such Notes shall be due and payable on the Redemption Date upon the furnishing of a notice complying with Section 10.2.

                  (b) In the event that the assets of the Trust are sold pursuant to Section 9.2 of the Trust Agreement, all amounts on deposit in the Class A Note Distribution Account and the Class B Note Distribution Account shall be paid to the applicable Class of Noteholders up to the Outstanding Amount of the related Class of Notes and all accrued and unpaid interest thereon. If amounts are to be paid to Noteholders pursuant to this Section 10.1(b), the Servicer or the Trust shall, to the extent practicable, furnish written notice of such event to the Indenture Trustee not later than 45 days prior to the Redemption Date whereupon all such amounts shall be payable on the Redemption Date.

                  Section 10.2 Form of Redemption Notice. (a) Notice of redemption supplied to the Indenture Trustee by the Servicer under Section 10.1(a) shall be given by the Indenture Trustee by facsimile or by first-class mail, postage prepaid, transmitted or mailed prior to the applicable Redemption Date to each Holder of Notes or record, as of the close of business on the date which is 5 days prior to the applicable Redemption Date, at such Holder's address appearing in the Note Register.

                  All notices of redemption shall state:

                  (i) the Redemption Date;

                  (ii) the Redemption Price;

                  (iii) that the Record Date otherwise applicable to such Redemption Date is not applicable and that such Notes are to be surrendered within 30 days following payment of the Redemption Price (which shall be the office or agency of the Trust to be maintained as provided in Section 3.2); and

                 (iv) that interest on the Notes shall cease to accrue on the Redemption Date. Notice of redemption of the Notes shall be given by the Indenture Trustee in the name and at the expense of the Trust. Failure to give notice of redemption, or any defect therein, to any Holder of any Note shall not impair or affect the validity of the redemption of any other Note.

                  (b) Prior notice of redemption under Section 10.1(b) is not required to be given to Noteholders.

                  Section 10.3 Notes Payable on Redemption Date. The Notes to be redeemed shall, following notice of redemption as required by Section 10.2 (in the case of redemption pursuant to Section 10.1(a) or (b)), on the Redemption Date become due and payable at the Redemption Price and (unless the Trust shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.

                                   ARTICLE XI

                                  MISCELLANEOUS

                  Section 11.1 Compliance Certificates and Opinions, etc. (a) Upon any application or request by the Trust to the Indenture Trustee or the Trust Collateral Agent to take any action under any provision of this Indenture, the Trust shall furnish to the Indenture Trustee or the Trust Collateral Agent, as the case may be, and to the Noteholders and the Insurer (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                  (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                 (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                 (iv) a statement as to whether, in the opinion of each such signatory such condition or covenant has been complied with.

Notwithstanding Section 2.9 or any other provision of this Section, the Trust may (A) collect, liquidate, sell or otherwise dispose of Receivables as and to the extent permitted or required by the Transaction Documents and (B) make cash payments out of the Trust Accounts as and to the extent permitted or required by the Transaction Documents.

                  Section 11.2 Form of Documents Delivered to Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an Authorized Officer of the Trust may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Seller or the Trust, stating that the information with respect to such factual matters is in the possession of the Servicer, the Seller or the Trust, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Trust shall deliver any document as a condition of the granting of such application, or as evidence of the Trust's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Trust to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to conclusively rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

                  Section 11.3 Acts of Noteholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Trust. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Indenture Trustee and the Trust, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any customary manner of the Indenture Trustee.

                  (c) The ownership of Notes shall be proved by the Note
Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of all Notes issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Trust in reliance thereon, whether or not notation of such action is made upon such Notes.

                  Section 11.4 Notices, etc. to Indenture Trustee, Trust and Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to or filed with:

                  (a) The Indenture Trustee by any Noteholder or by the Trust shall be sufficient for every purpose hereunder if personally delivered, delivered by overnight courier or mailed first-class and shall be deemed to have been duly given upon receipt to the Indenture Trustee at its Corporate Trust Office; or

                  (b) The Trust by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if personally delivered, delivered by facsimile or overnight courier or mailed first class, and shall deemed to have been duly given upon receipt to the Trust addressed to: National Auto Finance 1999-1 Trust, in care of Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001 Attention: Corporate Trust Administration, or at any other address previously furnished in writing to the Indenture Trustee by Trust. The Trust shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

                  (c) The Insurer by the Trust or the Indenture Trustee shall be sufficient for any purpose hereunder if in writing and mailed by first-class mail personally delivered or telexed or telecopied to the recipient as follows:

         To the Insurer:      Financial Security Assurance Inc.
                              350 Park Avenue
                              New York, NY 10022
                              Attention: Transaction Oversight
                              Re: National Auto Finance 1999-1 Trust, Automobile

                              Receivables-Backed Notes, Class A
                              Telex No.:       (212) 688-3101
                              Confirmation:    (212) 826-3518
                              Telecopy Nos.:   (212) 339-3518 or (212) 339-3529

(In each case in which notice or other communication to the Insurer refers to an Event of Default, a claim on the Class A Note Policy or with respect to which failure on the part of the Insurer to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of the General Counsel and the Head--Financial Guaranty Group "URGENT MATERIAL ENCLOSED.")

                  Notices required to be given to the Rating Agencies by the Trust, the Indenture Trustee or the Owner Trustee shall be in writing, personally delivered, delivered by overnight courier or first class or via facsimile to (i) in the case of Moody's, at the following address: Moody's Investors Service, Inc., Attn: ABS Monitoring Department, 99 Church Street, New York, New York 10004, Fax No: (212) 553-0355 and (ii) in the case of S&P, at the following address: Standard & Poor's Ratings Group, 25 Broadway (15th Floor), New York, New York 10004, Attention: Asset Backed Surveillance Department, Fax
No: (212) 412-0224; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

                  Section 11.5 Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if by facsimile followed by notice in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

                  Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

                  In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

                  Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

                  Section 11.6 Alternate Payment and Notice Provisions. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Trust may enter into any agreement with any Holder of Notes providing for a method of payment, or notice by the Indenture Trustee or any Note Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices, provided that such methods are reasonable and consented to by the Indenture Trustee (which consent shall not be unreasonably withheld). The Trust will furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee will cause payments to be made and notices to be given in accordance with such agreements.

                  Section 11.7 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  Section 11.8 Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Trust shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors. All agreements of the Trust Collateral Agent in this Indenture shall bind its successors.

                  Section 11.9 Separability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  Section 11.10 Benefits of Indenture. The Insurer and its successors and assigns shall be a third-party beneficiary to the provisions of this Indenture, and the Insurer shall be entitled to rely upon and directly to enforce such provisions of this Indenture so long as no Insurer Default shall have occurred and be continuing. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, and any other party secured hereunder, and any other person with an ownership interest in any part of the Trust Property, any benefit or any legal or equitable right, remedy or claim under this Indenture. The Insurer may disclaim any of its rights and powers under this Indenture (in which case the Indenture Trustee may exercise such right or power hereunder), but not its duties and obligations under the Class A Note Policy, upon delivery of a written notice to the Indenture Trustee.

                  Section 11.11 Rule 144A Information. Upon the request of any Holder, the Trust shall promptly furnish to such Holder or to a prospective purchaser of a Note designated by such Holder, as the case may be, the information in its possession or control required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act of 1933, as amended ("Rule 144A Information") in order to permit compliance by such Holder with Rule 144A in connection with the resale of such Note by such Holder; provided, however, that the Trust shall not be required to furnish Rule 144A Information in connection with any request made on or after the date that is three years from the later of
(i) the date such Note (or any predecessor Note) was acquired from the Trust or
(ii) the date such Note (or any predecessor Note) was last acquired from an "affiliate" of the Trust within the meaning of Rule 144A.

                  Section 11.12 Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date an which nominally due, and no interest shall accrue for the period from and after any such nominal date.

                  Section 11.13 GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  Section 11.14 Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  Section 11.15 Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Trust and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Trust or any other counsel reasonably acceptable to the Indenture Trustee and the Insurer) to the effect that such recording is necessary either for the protection of the Noteholders or any other person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee or the Trust Collateral Agent under this Indenture or the Collateral Agent under the Spread Account Agreement.

                  Section 11.16 Trust Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Trust, the Seller, the Servicer, the Owner Trustee, the Trust Collateral Agent or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Seller, the Servicer, the Trust Collateral Agent, the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Trust or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Seller, the Servicer, the Trust Collateral Agent, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Trust, the Seller, the Trust Collateral Agent, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Seller, the Servicer, the Trust Collateral Agent, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee, the Trust Collateral Agent and the Owner Trustee have no such obligations in their individual capacity) and except that any such owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Trust hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

                  Section 11.17 No Petition. The Indenture Trustee and the Trust Collateral Agent, by entering into this Indenture, and each Noteholder, by accepting a Class A Note or Class B

Note, hereby covenant and agree that they will not at any time institute against the Seller, or the Trust, or join in any institution against the Seller, or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Transaction Documents.

                  Section 11.18 Inspection. The Trust agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee, any Noteholder holding at least 5% of any Class of Notes outstanding or the Insurer, during the Trust's normal business hours, to examine all the books of account, records, reports, and other papers of the Trust, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants, and to discuss the Trust's affairs, finances and accounts with the Trust's officers, employees, and independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

                  Section 11.19 Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee of the Trust under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties to this Agreement and by any person claiming by, through or under them and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaking by the Trust under this Agreement or any related documents.

                  Section 11.20 Use of Proceeds. The net proceeds to be received by the Trust from the sale of the Class A Notes and the Class B Notes shall be applied (i) to the purchase of the Receivables from the Seller, and (ii) to make the initial deposit to the Spread Account.

                  IN WITNESS WHEREOF, the Trust, the Indenture Trustee and the Trust Collateral Agent have caused this Indenture to be duly executed by their respective officers, hereunto duly authorized, all as of the day and year first above written.



                                   NATIONAL AUTO FINANCE 1999-1 TRUST


                                   By:  WILMINGTON TRUST COMPANY, not
                                        in its individual capacity but solely as
                                        Owner Trustee

                                   By:  /s/ DENISE M. GERAN
                                      ------------------------------------------
                                      Name: Denise M. Geran
                                      Title: Senior Financial Services Officer


Date:


                                   HARRIS TRUST AND SAVINGS BANK,
                                      not in its individual capacity but solely as Indenture Trustee and Trust Collateral Agent

                                   By:   /s/ KEITH RICHARDSON
                                      ------------------------------------------
                                      Name:  Keith Richardson
                                      Title: Assistant Vice President

Date:

                                    EXHIBIT A


                              FORM OF CLASS A NOTE

THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS NOTE MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION AND IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE IS RELYING ON THE EXEMPTION FROM SUCH REGISTRATION PROVIDED BY RULE 144A UNDER THE SECURITIES ACT. THE TRUST HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE "INVESTMENT COMPANY ACT") AND THIS NOTE IS NOT TRANSFERABLE EXCEPT IN ACCORDANCE WITH THE RESTRICTIONS DESCRIBED IN THE INDENTURE.

REGISTERED $ [_____________]


No. A-1

                       SEE REVERSE FOR CERTAIN DEFINITIONS

                              CUSIP NO.____________

                  THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANYTIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                  NATIONAL AUTO FINANCE 1999-1 TRUST

                  [___]% AUTOMOBILE RECEIVABLES-BACKED NOTES, CLASS A SERIES 1999-1

                  National Auto Finance 1999-1 Trust, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to [___________ ], or registered assigns, the principal sum of [___________] DOLLARS ($[__________]), such amount payable on each Distribution Date in an amount equal to the aggregate amount, if any, payable from the Class A Note Distribution Account in respect of principal on the Class A Notes pursuant to Section 3.1 of the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the October 4, 2004 Distribution Date (the "Final Scheduled Distribution Date"). The Issuer will pay interest on this Note at the rate per annum shown above (the "Class A Interest Rate") on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date). Interest on this Note will accrue for each

Distribution Date from the most recent Distribution Date on which interest has been paid, to, but excluding such Distribution Date or, if no interest has yet been paid, from [___________], 1999. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  The Class A Notes are entitled to the benefits of a financial guaranty insurance policy (the "Class A Note Policy") issued by Financial Security Assurance Inc. (the "Insurer"), pursuant to which the Insurer has unconditionally guaranteed the Scheduled Payments (as defined in the Class A Note Policy) with respect to the Class A Notes.

                  The Issuer and the Holder (by acceptance of this Note) intend and agree, and the Issuer hereby instructs the Indenture Trustee, to treat and to take no action inconsistent with the treatment of, this Note as indebtedness for purposes of federal, state, local and foreign income and franchise taxes and any other tax imposed on or measured by net income.

                  It is the agreement and intent of the Issuer and the Holder (by acceptance of this Note) that, for federal, state, local and foreign income and franchise tax purposes, the Issuer will be treated as a security device only, or alternatively, if such characterization is not respected for any applicable income or franchise tax purposes, the Issuer shall be treated for such income or franchise tax purposes as a non-entity disregarded as an entity separate from its owner under Treasury Regulations Section 301.7701-3(b)(ii) or any similar provisions of applicable law; provided, however, that if any Class of Notes is treated as an equity interest in the Issuer for any applicable income or franchise tax purposes, it is the intention and agreement of the Issuer and the Holder (by acceptance of the Note) that, the Issuer will be treated as a partnership for such income or franchise tax purposes and the Certificateholder and the Noteholders whose Class of Notes is treated as an equity interest shall be treated as partners in such partnership and the Certificate and such Notes shall be treated as partnership interests in such partnership. The Issuer and the Holder (by acceptance of this Note) intend and agree, and the Issuer hereby instructs the Indenture Trustee, to treat and to take no action inconsistent with the treatment of the Issuer, the Certificate and the Notes for purposes of federal, state, local and foreign income and franchise taxes and any other tax imposed on or measured by net income, in the manner set forth above.

                  Each Noteholder by acceptance of this Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Seller, the Servicer, the Indenture Trustee, the Trust Collateral Agent or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any owner, beneficiary, agent, officer, director or employee of the Seller, the Servicer, the Indenture Trustee, the Trust Collateral Agent or the

Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Seller, the Servicer, the Trust Collateral Agent, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Seller, the Servicer, the Indenture Trustee, the Trust Collateral Agent or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee, the Trust Collateral Agent and the Owner Trustee have no such obligations in their individual capacity) and except that any such owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.


                               NATIONAL AUTO FINANCE 1999-1 TRUST


                               By:  WILMINGTON TRUST COMPANY,
                                    not in its individual capacity but solely as
                                    Owner Trustee under the Trust Agreement



                               By:
                                  ----------------------------------------------
                                  Name:
                                  Title:


Date:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Class A Notes designated above and referred to in the within-mentioned Indenture.

                               HARRIS TRUST AND SAVINGS BANK,
                                  not in its individual capacity but solely as Indenture Trustee






                               By:
                                  ----------------------------------------------
                                  Name:
                                  Title:


Date:

                                 REVERSE OF NOTE

                  This Note is a duly authorized Note of the Issuer, designated as its [______]% Automobile Receivables-Backed Notes, Class A Series 1999-1 (the "Class A Notes", and together with the [____________]% Automobile Receivables-Backed Notes, Class B Series 1999-1, collectively the "Notes"), issued under an Indenture dated as of September 1, 1999 (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and Harris Trust and Savings Bank, as Indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture, and the "Trust Collateral Agent", which term includes any successor Trust Collateral Agent under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee, the Trust Collateral Agent and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as so supplemented or amended, or the Sale and Servicing Agreement, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended, or the Sale and Servicing Agreement, as so supplemented or amended.

                  The Class A Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. The Class A Notes shall be senior in right of payment to the Class B Notes to the extent provided in the Indenture and the Sale and Servicing Agreement.

                  Principal of the Notes will be payable on each Distribution Date in an amount described on the face hereof. "Distribution Date" means the twenty-first day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing September 21, 1999.

                  As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Scheduled Distribution Date and the Redemption Date, if any, pursuant to Section 10.1(a) or 10.1(b) of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing and the Controlling Party or the Indenture Trustee has declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto.

                  Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, shall be made by wire transfer in immediately available funds to the account designated by such Noteholder, as of the applicable Record Date. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Distribution Date by notice mailed prior to such Distribution Date. Presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York shall be made within 30 days of such final distribution.

                  The Issuer shall pay interest on overdue installments of interest at the Interest Rate to the extent lawful.

                  As provided in the Indenture, the Notes may be redeemed pursuant to Section 10.1(a) of the Indenture, in whole, but not in part, at the option of the Seller or the Servicer (with the consent of the Controlling Party under certain circumstances), on any Distribution Date on or after the date on which the Pool Balance is less than or equal to 10% of the Original Pool Balance.

                  As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("Stamp") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, Stamp, all in accordance with the Exchange Act, and (ii) accompanied by an investor letter in the form of Exhibit C to the Indenture, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  Each Noteholder, by acceptance of this Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any owner, beneficiary, agent, officer, director or employee of the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Seller, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  Each Noteholder, by acceptance of a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Depositor, or the Issuer or join in any institution against the Depositor, or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Transaction Documents.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and the Insurer and any agent of the Issuer, the Indenture Trustee or the Insurer may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

                  The Indenture permits the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the prior written consent of the Insurer and of the Holders of Notes representing a majority of the Outstanding Amount of each Class of all Notes at the time Outstanding. The Indenture also permits the amendment thereof and the modification of certain terms thereof in certain limited circumstances without the consent of the Class A Noteholders. The Indenture also contains provisions permitting the Holders of Notes representing a majority of the Outstanding Amount of each Class of all Notes at the time Outstanding, on behalf of the Holders of all the Notes, during the continuance of an Insurer Default only, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Notes issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

                  The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the Transaction Documents, neither Wilmington Trust Company in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Issuer for the sole purposes of binding the interests of the Issuer in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that except as expressly provided in the Indenture or the Transaction Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                   ASSIGNMENT


                  Social Security or taxpayer I.D. or other identifying number of assignee

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _____________________ (name and address of assignee) the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.


Dated:                                                                         *
      -------------                          ----------------------------------
                                             Signature Guaranteed:











-----------

* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                    EXHIBIT B


                              FORM OF CLASS B NOTE

THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS NOTE MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION AND IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE IS RELYING ON THE EXEMPTION FROM SUCH REGISTRATION PROVIDED BY RULE 144A UNDER THE SECURITIES ACT. THE TRUST HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE "INVESTMENT COMPANY ACT") AND THIS NOTE IS NOT TRANSFERABLE EXCEPT IN ACCORDANCE WITH THE RESTRICTIONS DESCRIBED IN THE INDENTURE.

REGISTERED $[______________________]


No. B-1

                       SEE REVERSE FOR CERTAIN DEFINITIONS

                                CUSIP NO.________

                  THIS NOTE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A NOTES AS DESCRIBED IN THE INDENTURE REFERRED TO HEREIN.

                  THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANYTIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                  NATIONAL AUTO FINANCE 1999-1 TRUST

                  [___]% AUTOMOBILE RECEIVABLES-BACKED NOTES, CLASS B SERIES 1999-1

                  National Auto Finance 1999-1 Trust, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to [______], or registered assigns, the principal sum of [_______] DOLLARS ($ [___________]), such amount payable on each Distribution Date in an amount equal to the aggregate amount, if any, payable from the Class B Note Distribution Account in respect of principal on the Class B Notes pursuant to Section 3.1 of the Indenture and Section 5.7 of the Sale and Servicing Agreement; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the [October __], 2004 Distribution Date (the "Final Scheduled Distribution Date"). The Issuer will pay interest on this Note at the rate per annum shown above (the "Class B Interest Rate") on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date). Interest on this Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid, to, but excluding such Distribution Date or, if no interest has yet been paid, from [______], 1999. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

                  The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                  The Issuer and the Holder (by acceptance of this Note) intend and agree, and the Issuer hereby instructs the Indenture Trustee, to treat and to take no action inconsistent with the treatment of, this Note as indebtedness for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by net income.

                  It is the agreement and intent of the Issuer and the Holder (by acceptance of this Note) that, for federal, state, local and foreign income and franchise tax purposes, the Issuer will be treated as a security device only, or alternatively, if such characterization is not respected for any applicable income or franchise tax purposes, the Issuer shall be treated for such income or franchise tax purposes as a non-entity disregarded as an entity separate from its owner under Treasury Regulations Section 301.7701-3(b)(ii) or any similar provisions of applicable law; provided, however, that if any Class of Notes is treated as an equity interest in the Issuer for any applicable income or franchise tax purposes, it is the intention and agreement of the Issuer and the Holder (by acceptance of the Note) that, the Issuer will be treated as a partnership for such income or franchise tax purposes and the Certificateholder and the Noteholders whose Class of Notes is treated as an equity interest shall be treated as partners in such partnership and the Certificate and such Notes shall be treated as partnership interests in such partnership. The Issuer and the Holder (by acceptance of this Note) intend and agree, and the Issuer hereby instructs the Indenture Trustee, to treat and to take no action inconsistent with the treatment of the Issuer, the Certificate and the Notes for purposes of federal, state, local and foreign income and franchise taxes and any other tax imposed on or measured by net income, in the manner set forth above.

                  Each Noteholder, by acceptance of a Note covenants and agrees that by accepting the benefits of the Indenture that such Noteholder (i) has neither acquired nor will it transfer the Note or cause the Note to be marketed on or through an "established securities market" within the meaning of Section 7704(b)(1) of the Code, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations; (ii) either (A) is not, and will not become, a partnership, S corporation or grantor trust for U.S. federal income tax purposes, or (B) is such an entity, but none of the direct or indirect beneficial owners of any of the interests in such transferee have allowed or caused, or will or cause, fifty percent (50%) or more of the value of such interests to be attributable to such transferee's ownership of the Note; and (iii) understands that tax counsel to the Trust has provided an opinion substantially to the effect that the Trust will not be a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes and that the validity of such opinion is dependent in part on the accuracy of the representations in paragraphs (i) and (ii) above.

                  Each Noteholder, by acceptance of this Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Seller, the Servicer, the Indenture Trustee, the Trust Collateral Agent or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any owner, beneficiary, agent, officer, director or employee of the Seller, the Servicer, the Indenture Trustee, the Trust Collateral Agent or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Seller, the Servicer, the Trust Collateral Agent, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Seller, the Servicer, the Indenture Trustee, the Trust Collateral Agent or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee, the Trust Collateral Agent and the Owner Trustee have no such obligations in their individual capacity) and except that any such owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  Each Noteholder, by acceptance of this Note, specifically acknowledges that it has no right to or interest in any monies at any time held pursuant to the Spread Account Agreement prior to the release of such monies pursuant to Section 5.7 of the Sale and Servicing Agreement, such monies being held in trust for the benefit of the Class A Noteholders and the Insurer.

                  Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

                  Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.


                               NATIONAL AUTO FINANCE 1999-1 TRUST


                               By:  WILMINGTON TRUST COMPANY,
                                    not in its individual capacity but solely as
                                    Owner Trustee under the Trust Agreement



                               By:
                                  ----------------------------------------------
                                  Name:
                                  Title:


Date:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Notes designated above and referred to in the within-mentioned Indenture.


                               HARRIS TRUST AND SAVINGS BANK,
                                  not in its individual capacity but solely as Indenture Trustee



                               By:
                                  ----------------------------------------------
                                  Name:
                                  Title:


Date:

                                 REVERSE OF NOTE

                  This Note is a duly authorized Note of the Issuer, designated as its [__]% Automobile Receivables-Backed Notes, Class B Series 1999-1 (the "Class B Notes", together with the [__]% Automobile Receivables-Backed Notes, Class A Series 1999-1, collectively the "Notes"), issued under an Indenture dated as of September 1, 1999 (such Indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and Harris Trust and Savings Bank, as Indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture, and the "Trust Collateral Agent", which term includes any successor Trust Collateral Agent under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee, the Trust Collateral Agent and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as so supplemented or amended, or the Sale and Servicing Agreement, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended, or the Sale and Servicing Agreement, as so supplemented or amended.

                  The Class B Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture. The Class B Notes shall be subordinated in right of payment to the Class A Notes as described in the Indenture and will not be entitled to the benefits of the Class A Note Policy.

                  Principal of the Notes will be payable on each Distribution Date in an amount described on the face hereof. "Distribution Date" means the twenty-first day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing September 21, 1999.

                  As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Final Scheduled Distribution Date and the Redemption Date, if any, pursuant to Section 10.1(a) or 10.1(b) of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing and the Controlling Party or the Indenture Trustee has declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto.

                  Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, shall be made by wire transfer in immediately available funds to the account designated by such Noteholder, as of the applicable Record Date. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Distribution Date by notice mailed prior to such Distribution Date. Presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York shall be made within 30 days of such final distribution.

                  The Issuer shall pay interest on overdue installments of interest at the Interest Rate to the extent lawful.

                  As provided in the Indenture, the Notes may be redeemed pursuant to Section 10.1(a) of the Indenture, in whole, but not in part, at the option of the Seller or the Servicer (with the consent of the Controlling Party under certain circumstances), on any Distribution Date on or after the date on which the Pool Balance is less than or equal to 10% of the Original Pool Balance.

                  As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program ("Stamp") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, Stamp, all in accordance with the Exchange Act, and (ii) accompanied by an investor letter in the form of Exhibit D to the Indenture, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                  Each Noteholder, by acceptance of a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any owner, beneficiary, agent, officer, director or employee of the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Seller, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                  Each Noteholder, by acceptance of a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Depositor, or the Issuer or join in any institution against the Depositor, or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Transaction Documents.

                  Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and the Insurer and any agent of the Issuer, the Indenture Trustee or the Insurer may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

                  The Indenture permits the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the prior written consent of the Insurer and of the Holders of Notes representing a majority of the Outstanding Amount of each Class of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of Notes representing a majority of the Outstanding Amount of each Class of all Notes at the time Outstanding, on behalf of the Holders of all the Notes, during the continuance of an Insurer Default only, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Notes issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

                  The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

                  The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                  This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                  No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

                  Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the Transaction Documents, neither Wilmington Trust Company in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Issuer for the sole purposes of binding the interests of the Issuer in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that except as expressly provided in the Indenture or the Transaction Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                   ASSIGNMENT

                  Social Security or taxpayer I.D. or other identifying number of assignee

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________ the within Note and all rights
               (name and address of assignee)

thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                                        *
      --------------                                   -----------------------





----------

* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                                                       EXHIBIT C


National Financial Auto Funding Trust
    as Transferor
[               ]
 ---------------
[               ]
 ---------------

 Harris Trust and Savings Bank,
    as Indenture Trustee
[               ]
 ---------------
[               ]
 ---------------

          Re: Class A, Automobile Receivables-Backed Notes of National Auto Finance 1999-1 Trust


 Dear Sirs:

                  In connection with our purchase of Notes of the above-captioned series we represent and agree as follows:

                  1. We have been furnished, and have received and reviewed, a
copy of the Offering Memorandum dated September [      ,] 1999 and the Indenture
Agreement (the "Indenture") dated September 1, 1999, between National Auto Finance 1999-1 Trust (the "Trust") and Harris Trust and Savings Bank, as indenture trustee (the "Indenture Trustee"), which sets forth the terms of the Notes and have made such investigation as we deem necessary to evaluate the merits and risks involved in an investment in the Notes. The Purchaser certifies that it has received from the Issuer the information that satisfies the requirements of paragraph (d)(4) of Rule 144A (the "Rule 144A Information").

                  2. We expressly understand and acknowledge that the Notes have not been registered under the Securities Act of 1933, as amended (the "Act") or any state securities laws and, accordingly, that the Notes may not be reoffered, sold or otherwise pledged, hypothecated or transferred unless so registered or an applicable exemption from the registration requirements of the Act is available.

                  3. We qualify as a "qualified institutional buyer" (a "Qualified Institutional Buyer") within the meaning of Rule 144A of the Act.

                  4. We, by reason of our business and financial experience, have such knowledge, sophistication, and experience in business and financial matters that we are capable of evaluating the merits and risks of the prospective investment in the Notes and we are able to bear the economic risk of such investment, including the total loss thereof.

                  5. We are purchasing the Notes for our own account for investment purposes, and not with a view to distribution.

                  6. We represent and warrant that (at least one of the following must apply):

                     (a) we are not and are not acquiring Notes on behalf of or with the assets of an employee benefit plan (as defined in Section 3(3) of ERISA, as amended) or other arrangement subject to Title I of ERISA or Section 4975 of the Code (a "Plan") or an entity whose underlying assets are deemed for purposes of ERISA or Section 4975 of the Code to include plan assets by reason of investments in the entity by such a Plan; or

                     (b) we are, or are acquiring Notes with the assets of, an
                         "Investment Fund" (within the meaning of Section V(b) of PTE 84-14) managed by a "Qualified Professional Asset Manager" (within the meaning of Section V(a) of Prohibited Transaction Exemption ("PTE") 84-14) which has made or properly authorized the decision for such Fund to purchase Notes under circumstances such that PTE 84-14 is and will be at all times applicable to the purchase and holding of such Notes; or

                     (c) we are, or are acquiring Notes with the assets of, a
                         Plan managed by an "In-House Asset Manager" (within the meaning of Section IV(a) of PTE 96-23) which has made or properly authorized the decision for such Plan to purchase Notes under circumstances such that PTE
                         96-23 is and will be at all times applicable to the purchase and holding of such Notes~ or

                     (d) we are an insurance company pooled separate account
                         purchasing Notes pursuant to Section I of PTE 90-1 or a bank collective investment fund purchasing pursuant to Section I of PTE 9 1-38, and we are purchasing the Notes under circumstances such that either PTE 90-1 or PTE 92-38 is and will be at all times applicable to the purchase and holding of such Notes); or

                     (e) we are an insurance company purchasing Notes with funds of an "insurance company general account" (as such term is defined in Section V(e) of PTE 95-60) and the conditions of Section I of PTE 95-60 are and at all times will be satisfied.

                  7. The Notes were not offered or sold to us by any form of general solicitation or advertising, including but not limited to:

                     (a) any advertisement, article, notice or other
                         communication published in any newspaper, magazine or similar media or broadcast over television or radio; or

                     (b) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

                  8. Prior to the sale we were given the opportunity (i) to ask questions of, and receive answers from the Transferor concerning the terms and conditions of the offering and (ii) to obtain any additional information requested concerning the Indenture, the Note Policy or the Notes, to the extent the Transferor possessed such information or could acquire it without unreasonable effort or expense.

                  9. If we are acquiring any Notes on behalf of more than one beneficial owner, we confirm (i) on behalf of each such beneficial owner each of the matters set forth in the foregoing subparagraphs (1) through (8) and (ii) that each such beneficial owner will own not less than an Authorized Denomination of Notes.

                  10. We agree that we will sell, transfer or otherwise dispose of Notes held by us from time to time only when permitted in the Indenture to a person we reasonably believe is a Qualified Institutional Buyer in reliance upon Rule 144A under the Act. We agree to comply with any other transfer restrictions, or other related procedures described in the Indenture and that the Purchaser or transferee of such Notes will execute and deliver to you an Investment Representation Letter to substantially the same effect as this letter prior to the consummation of such sale, pledge or transfer.

                  11. Our taxpayer identification number is ___________________

                  12. Our wire instructions are as follows: ____________________

                  13. The undersigned hereby certifies that the undersigned is a duly authorized officer of the Purchaser. The Purchaser hereby certifies that the purchaser is duly authorized to purchase the Notes, and its purchase of investments having the characteristics of the Notes is authorized under, and not directly or indirectly in contravention of, any law, charter, trust instrument or other operative document, investment guidelines or list of permissible or impermissible investments that is applicable to the Purchaser.

                  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Indenture.

 Date:
                                            (Name of Purchaser)
                                            By: _______________________________
                                            Printed Name:______________________
                                            Title:_____________________________
                                            Mailing Address of Purchaser:

                                                                       EXHIBIT D

National Financial Auto Funding Trust
    as Transferor
[               ]
 ---------------
[               ]
 ---------------

Harris Trust and Savings Bank,
    as Indenture Trustee
[               ]
 ---------------
[               ]
 ---------------

          Re: Class B, Automobile Receivables-Backed Notes of National Auto Finance 1999-1 Trust


Dear Sirs:

                  In connection with our purchase of Notes of the above-captioned series we represent and agree as follows:

                  1. We have been furnished, and have received and reviewed, a copy of the Offering Memorandum dated September [__], 1999 and the Indenture Agreement (the "Indenture") dated September 1, 1999, between National Auto Finance 1999-1 Trust (the "Trust") and Harris Trust and Savings Bank, as indenture trustee (the "Indenture Trustee"), which sets forth the terms of the Notes and have made such investigation as we deem necessary to evaluate the merits and risks involved in an investment in the Notes. The Purchaser certifies that it has received from the Issuer the information that satisfies the requirements of paragraph (d)(4) of Rule 144A (the "Rule 144A Information").

                  2. We expressly understand and acknowledge that the Notes have not been registered under the Securities Act of 1933, as amended (the "Act") or any state securities laws and, accordingly, that the Notes may not be reoffered, sold or otherwise pledged, hypothecated or transferred unless so registered or an applicable exemption from the registration requirements of the Act is available.

                  3. We qualify as a "qualified institutional buyer" (a "Qualified Institutional Buyer") within the meaning of Rule 144A of the Act.

                  4. We, by reason of our business and financial experience, have such knowledge, sophistication, and experience in business and financial matters that we are capable of evaluating the merits and risks of the prospective investment in the Notes and we are able to bear the economic risk of such investment, including the total loss thereof.

                  5. We are purchasing the Notes for our own account for investment purposes, and not with a view to distribution.

                  6. We represent and warrant that we are not and are not acquiring Notes with the assets of (1) an "employee benefit plan" (within the meaning of Section 3(3) of ERISA, as amended), or a "plan" (within the meaning of Section 4975(e)(1) of the Code), (2) an entity the underlying assets of which include plan assets by reason of investment in the entity (within the meaning of U.S. Department of Labor Regulation Section 2510.3-101) by such an "employee benefit plan or "plan" or (3) a "governmental plan" (within the meaning of Section 3(32) of ERISA). We further represent and covenant that throughout the period we hold the Notes, the foregoing representation shall be true.

                  7. The Notes were not offered or sold to us by any form of general solicitation or advertising, including but not limited to:

                     (a) any advertisement, article, notice or other
                         communication published in any newspaper, magazine or similar media or broadcast over television or radio; or

                     (b) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

                  8. Prior to the sale we were given the opportunity (i) to ask questions of, and receive answers from the Transferor concerning the terms and conditions of the offering and (ii) to obtain any additional information requested concerning the Indenture, the Note Policy or the Notes, to the extent the Transferor possessed such information or could acquire it without unreasonable effort or expense.

                  9. If we are acquiring any Notes on behalf of more than one beneficial owner, we confirm (i) on behalf of each such beneficial owner each of the matters set forth in the foregoing subparagraphs (1) through (8) and (ii) that each such beneficial owner will own not less than an Authorized Denomination of Notes.

                  10. We agree that we will sell, transfer or otherwise dispose of Notes held by us from time to time only when permitted in the Indenture to a person we reasonably believe is a Qualified Institutional Buyer in reliance upon Rule 144A under the Act. We agree to comply with any other transfer restrictions, or other related procedures described in the Indenture and that the Purchaser or transferee of such Notes will execute and deliver to you an Investment Representation Letter to substantially the same effect as this letter prior to the consummation of such sale, pledge or transfer.

                  11. Our taxpayer identification number is ___________________.

                  12. Our wire instructions are as follows: ___________________.

                  13. The undersigned hereby certifies that the undersigned is a duly authorized officer of the Purchaser. The Purchaser hereby certifies that the Purchaser is duly authorized to purchase the Notes, and its purchase of investments having the characteristics of the Notes is authorized under, and not directly or indirectly in contravention of, any law, charter, trust instrument or other operative document, investment guidelines or list of permissible or impermissible investments that is applicable to the Purchaser.

                  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Indenture.

Date:
                                       (Name of Purchaser)

                                       By:
                                          -------------------------------------
                                       Printed Name:
                                                    ---------------------------
                                       Title:
                                             ----------------------------------
                                       Mailing Address of Purchaser:

                                                                  EXHIBIT 10.109



================================================================================
                               SALE AND SERVICING

                                    AGREEMENT

                                      among

                       NATIONAL AUTO FINANCE 1999-1 TRUST,

                                   as Issuer,

                     NATIONAL FINANCIAL AUTO FUNDING TRUST,

                                   as Seller,

                      NATIONAL AUTO FINANCE COMPANY, INC.,

                   in its individual capacity and as Servicer

                                       and

                          HARRIS TRUST AND SAVINGS BANK

                  as Trust Collateral Agent and Backup Servicer

                          Dated as of September 1, 1999


================================================================================

                                                                  EXHIBIT 10.110



================================================================================


                                 SALE AGREEMENT




                                     BETWEEN




                    NATIONAL FINANCIAL AUTO FUNDING TRUST II




                                       AND




                      NATIONAL FINANCIAL AUTO FUNDING TRUST




                                 ---------------



                          DATED AS OF SEPTEMBER 1, 1999



================================================================================

                                                                  EXHIBIT 10.111


                               CUSTODIAL AGREEMENT


          This Custodial Agreement (the "Agreement") is dated as of September 1, 1999 by and between HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation, as custodian ("Custodian") and as trustee ("Trustee") and trust collateral agent ("Agent"), and NATIONAL AUTO FINANCE COMPANY, INC., as Servicer (the "Company" or "NAFCO").


                                    RECITALS


          A. Company and Trustee are entering into this Agreement to provide for perfection of the pledge of assets pursuant to the Indenture, dated as of September 1, 1999, ("Indenture") between National Auto Finance 1999-1 Trust (the "Trust") and Agent and the Sale and Servicing Agreement, dated as of September 1, 1999, ("Sale and Servicing Agreement") among National Financial Auto Funding Trust ("Funding Trust"), NAFCO, Trust and Agent. Financial Security Assurance, Inc. ("FSA") is the insurer in respect of the Indenture and the Sale and Servicing Agreements.

          B. Company and Trustee have requested that Custodian act as agent of Trustee pursuant to the terms of this Agreement.

          NOW THEREFORE, in consideration of the foregoing recitals which are incorporated herein and for good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

          1. DEFINITIONS. Any capitalized terms used in this Agreement without definition, shall have the meaning given to such terms in the Indenture or the Sale and Servicing Agreement.

             (a) For purposes of this Agreement, the term "Custodian Documents" shall mean with respect to each contract file, (i) the fully executed original of the contract, (ii) the original certificate of title, and (iii) such other documents as NAFCO chooses to maintain in its files in accordance with customary practices and procedures to evidence that a financed vehicle is owned by the obligor and subject to the interest of NAFCO as first lienholder or secured party under the Indenture and Sale and Servicing Agreement.

          2. APPOINTMENT OF CUSTODIAN. Subject to the terms and conditions set forth herein, Trustee on behalf of the Trust hereby revocably appoints the Custodian to fulfill those obligations specifically set forth herein and Custodian hereby accepts such appointment, and agrees to act as bailee and agent on behalf of Trustee and NAFCO to maintain exclusive custody and possession of the Custodian Documents which may from time to time comprise part of the Trust Assets pursuant to the terms herein. In performing its duties hereunder, Custodian shall exercise such standards of care as it exercises in maintaining motor vehicle installment sale contracts as customary in the industry and no less than the standard it maintains for other